UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04975

MFS MULTIMARKET INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2024
MFS®  Multimarket
Income Trust
MMT-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Multimarket Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Multimarket
Income Trust
New York Stock Exchange Symbol: MMT

Contact information	back cover

NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
High Yield Corporates	56.4%
Investment Grade Corporates	31.6%
Emerging Markets Bonds	23.6%
U.S. Treasury Securities	4.5%
Commercial Mortgage-Backed Securities	1.5%
Collateralized Loan Obligations	1.3%
Asset-Backed Securities	0.8%
Municipal Bonds	0.5%
Residential Mortgage-Backed Securities	0.3%
Non-U.S. Government Bonds	(6.1)%
Portfolio facts
Average Duration (d)	5.8
Average Effective Maturity (m)	7.1 yrs.

Portfolio Composition - continued
Composition including fixed income credit quality (a)(i)
AAA	6.2%
AA	3.8%
A	13.0%
BBB	29.3%
BB	36.8%
B	26.1%
CCC	8.1%
CC	0.2%
C	0.2%
D	0.4%
U.S. Government	4.8%
Not Rated	(14.5)%
Non-Fixed Income	0.7%
Cash & Cash Equivalents (Less Liabilities) (b)	(32.5)%
Other (q)	17.4%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.
Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(b)	Cash & Cash Equivalents (Less Liabilities) includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Liabilities include the value of outstanding borrowings made by the fund for leverage transactions. Cash & Cash Equivalents (Less Liabilities) is negative due to these borrowings. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities. Please see Note 6 in the Notes to Financial Statements for more information on the fund's outstanding borrowings.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.

Portfolio Composition - continued
(f)	The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes market value from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents (Less Liabilities).
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of October 31, 2024.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2024, shares of the MFS Multimarket Income Trust (fund) provided a total return of 18.73%, at net asset value, and a total return of 22.85%, at market value. This compares with a return of 16.47% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Multimarket Income Trust Blended Index (Blended Index), generated a return of 15.10%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund, which are traded publicly on the exchange.
Market Environment
With inflation subsiding, global central banks in recent months have changed gears, focusing more on supporting economic growth. In the United States, the U.S. Federal Reserve has eased interest rates 0.75% since September after several months of softer labor market data. In the eurozone, the European Central Bank lowered rates a total of 0.75% beginning in June as inflation fell back to target and growth nearly stalled. China recently loosened monetary policy and ramped up fiscal stimulus after a period of subpar growth amid ongoing weakness in the country’s property market and flagging business and consumer sentiment.
Global equity markets have performed strongly, with several themes playing out at once. The most prominent has been continued investment in artificial intelligence, helping boost the share prices of a handful of mega-cap technology stocks. Enormous demand for GLP-1 weight-loss medications is another trend. A renewed focus on corporate governance, and greater attention paid to shareholder returns, helped boost share prices in Japan. Corporate earnings have been strong, but tighter labor markets, the potential for higher input costs due to deglobalization, and the likelihood that interest rates and inflation will remain more elevated than in the pre-pandemic period, could weigh on margins in the future.
Heightened geopolitical uncertainty continues to linger as Russia and Ukraine fight a seeming war of attrition while Israel continues to do battle with Iranian-backed proxy groups as well as withstanding several missile attacks from Iran itself, leading to bouts of market volatility and fears of energy disruptions. Equity markets reacted favorably to the result of the U.S. presidential election, appearing to anticipate a low-tax, pro-growth, lighter regulatory touch from a second Trump administration, however, rates markets seem wary of a potential erosion of the U.S. government’s fiscal footing.
Factors Affecting Performance
Relative to the Blended Index, the fund’s yield curve positioning(y) benefited relative performance as interest rates generally declined over the reporting period.

Management Review - continued
Bond selection within the financial institutions, industrials, and government-related sovereign debt sectors also contributed to relative performance, particularly across “BBB”, “BB”, and “B” rated(r) bonds.
The fund employs leverage and, to the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the use of leverage strengthened relative returns.
Conversely, the fund’s underweight allocation to the treasury sector, and to “CC” rated bonds, detracted from relative performance. An overweight allocation to “CCC” and “BBB” rated bonds further weighed on the fund’s relative returns.
The fund has a managed distribution policy, the primary purpose of which is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. This policy had no material impact on the fund's investment strategies during its most recent fiscal year. The level of distributions paid by the fund pursuant to its managed distribution policy may cause the fund's net asset value (NAV) per share to decline more so than if the policy were not in place, including if distributions are in excess of fund returns. However, the adviser believes the policy may benefit the fund’s market price and premium/discount to the fund’s NAV. For the twelve months ended October 31, 2024, the tax character of dividends paid pursuant to the managed distribution policy includes an ordinary income distribution of $12,663,993 and a tax return of capital distribution of $9,679,669. See “Managed Distribution Policy Disclosure” in the inside cover page of this Annual Report for additional details regarding the policy and related implications for the fund and shareholders.
Respectfully,
Portfolio Manager(s)
Robert Spector, Neeraj Arora, Ward Brown, David Cole, Pilar Gomez-Bravo, Andy Li, John Mitchell, and Michael Skatrud
Note to Shareholders: Effective April 30, 2024, Matt Ryan is no longer a Portfolio Manager of the fund.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These

Management Review - continued
views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/24
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value and market value, including reinvestment of fund distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.
Growth of a Hypothetical $10,000 Investment
Average Annual Total Returns through 10/31/24
	Inception Date	1-yr	5-yr	10-yr
Market Value (r)	3/12/1987	22.85%	3.90%	5.93%
Net Asset Value (r)	3/12/1987	18.73%	4.02%	5.05%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	16.47%	4.53%	4.86%
MFS Multimarket Income Trust Blended Index (f)(w)	15.10%	2.52%	3.63%
Bloomberg Global Aggregate Credit Index (USD Hedged) (f)	11.97%	0.64%	2.54%
Bloomberg U.S. Government/Mortgage Index (f)	9.53%	(0.62)%	1.03%
JPMorgan Emerging Markets Bond Index Global (f)	17.62%	0.75%	2.77%

(f)	Source: FactSet Research Systems Inc.
(r)	Includes reinvestment of all distributions. Market value references New York Stock Exchange Price.

Performance Summary  - continued
(w)	The MFS Multimarket Income Trust Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:

10/31/24
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	50%
JPMorgan Emerging Markets Bond Index Global	20%
Bloomberg Global Aggregate Credit Index (USD Hedged)	20%
Bloomberg U.S. Government/Mortgage Index	10%
Benchmark Definition(s)
Bloomberg Global Aggregate Credit Index (USD Hedged)(a) - a subset of the Global Aggregate Index, and contains investment grade credit securities from the U.S. Aggregate, Pan-European Aggregate, Asian-Pacific Aggregate, Eurodollar, 144A, and Euro-Yen indices. Credit securities are publicly issued corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value of the underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.
The fund's target annual distribution rate is calculated based on an annual rate of 8.00% of the fund's average monthly net asset value, not a fixed share price, and the fund's distribution amount will fluctuate with changes in the fund's average monthly net assets.
Performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Performance Summary  - continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Investment Objective, Principal Investment Strategies and Principal Risks
Investment Objective
The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.
Principal Investment Strategies
The fund normally invests at least 80% of its net assets in fixed income securities. This policy may not be changed without shareholder approval.
MFS (Massachusetts Financial Services Company, the fund's investment adviser) considers debt instruments of all types to be fixed income securities.
MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund’s assets in equity securities.
MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The fund seeks to make a monthly distribution at an annual fixed rate of 8.00% of the fund’s average monthly net asset value.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.  MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and

Investment Objective, Principal Investment Strategies and Principal Risks - continued
diversity and labor practices.  Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security may also be considered.
The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.
Principal Investment Types
The principal investment types in which the fund may invest are:
Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.  During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.
U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity, including mortgage-backed securities and other types of securitized instruments issued or guaranteed by such entities. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.
Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets.  Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts, and depositary receipts for such securities.
Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
Principal Risks
The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.
The principal risks of investing in the fund are:
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not work as expected or produce the intended results. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally.  Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including sanctions, the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.
Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Inflationary price movements may cause fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities or durations, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Fluctuations in the market price of fixed-rate instruments held by the fund may not affect interest income derived from those instruments, but may nonetheless affect the fund's share price, especially if an instrument has a longer maturity or duration and is therefore more sensitive to changes in interest rates.
Credit Risk: The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. Debt instruments may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could negatively affect the market value and liquidity of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including mortgage-backed securities and other securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.
Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or the threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the fund. In the event of nationalization, expropriation, confiscation or other government action, intervention, or restriction, the fund could lose its entire investment in a particular foreign issuer or country. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market. Investments in foreign issuers through depositary receipts generally involve risks applicable to other types of foreign investments. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.
Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets (emerging markets that are early in their development), can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets typically have less developed economies and

Investment Objective, Principal Investment Strategies and Principal Risks - continued
markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, less reliable settlement practices, greater government involvement in the economy, and greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments than developed countries. Financial and other disclosures by emerging market issuers may be considerably less reliable than disclosures made by issuers in developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may not be able to inspect audit work papers in certain emerging market countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.
Currency Risk: Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the United States or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.
Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes.  The fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed.
Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Equity Market Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including political elections, increasing or negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including sanctions, the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical, environmental, public health, and other conditions can adversely affect the prices of investments. The value of an investment held by the fund may decline due to factors directly related to the issuer, such as competitive pressures, cybersecurity incidents, financial leverage, historical and/or prospective earnings, management performance, labor and supply shortages, investor perceptions, and other factors. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.
Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 8.00% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, the fund may distribute a return of capital to pay the distribution.  In certain cases, the fund may sell portfolio investments at less opportune times in order to pay such distribution.  Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio.  If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated.  Please see “Managed Distribution Policy Disclosure” in this report for additional information regarding the plan.
Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions.  Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of

Investment Objective, Principal Investment Strategies and Principal Risks - continued
shares at the time of the sale, not on the fund’s net asset value.  The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.
Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund was not leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the Investment Company Act of 1940 (“1940 Act”) to maintain asset coverage of at least 200% on outstanding preferred shares and at least 300% on outstanding indebtedness; however, the fund may be required to abide by asset coverage or other requirements that are more stringent than those imposed by the 1940 Act. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act, any applicable loan agreement, any applicable offering documents for preferred shares issued by the fund, and the rating agencies that rate the preferred shares. The fund may be prohibited from declaring and paying common share dividends and distributions if the fund fails to satisfy the 1940 Act’s asset coverage requirements or other agreed upon asset coverage requirements. In these situations, the fund may choose to repurchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.
Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.
Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay dividends and distributions on common shares in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets at an inopportune time. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares.  Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.
Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.
Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.  If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.
Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including trading halts, sanctions, or wars. Investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment may also adversely affect liquidity.  At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund.  In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors' interests in the fund.  The prices of illiquid securities may be more volatile than more liquid investments.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees.  These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.
Other Investment Strategies and Risks
Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading may increase transaction costs, which can reduce the fund's return. Frequent trading can also increase the possibility of capital gain and ordinary distributions. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently.  Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.
Operational and Cybersecurity Risk: The fund and its service providers, and your ability to transact in fund shares, may be negatively impacted due to operational matters arising from, among other issues, human errors, systems and technology disruptions or failures, fraudulent activities, or cybersecurity incidents.  Operational issues and cybersecurity incidents may cause the fund or its service providers, as well as securities trading venues and other market participants, to suffer data corruption and/or lose operational functionality, and could, among other things, impair the ability to calculate the fund's net asset value per share, impede trading of portfolio securities, and result in the theft, misuse, and/or improper release of confidential information relating to the fund or its shareholders.  Such operational issues and cybersecurity incidents may result in losses to the fund and its shareholders. Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the fund and its service providers to plan for or respond to a cyberattack. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Investment Restrictions
The Fund has adopted the following policies which cannot be changed without the approval of a “majority of its outstanding voting securities” as such term is defined by the 1940 Act.  Under the 1940 Act, the vote of a “majority of its outstanding voting securities” means the vote of the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more

Investment Objective, Principal Investment Strategies and Principal Risks - continued
than 50% of the outstanding voting securities. Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.
The Fund may not:
(1)	borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.
(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.
(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.
For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.
For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.
For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on fund total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of line of credit borrowings (“leverage”), as applicable, as of October 31, 2024, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the fund on such line of credit borrowings (based on market conditions as of October 31, 2024), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with line of credit borrowings used by the fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Line of Credit Borrowings as a Percentage of Total Assets (Including Assets Attributable to Leverage)					25.29%
Estimated Annual Effective Rate of Interest Expense on Line of Credit Borrowings					5.72%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense on Line of Credit Borrowings					1.45%
Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-15.32%	-8.63%	-1.94%	4.76%	11.45%
The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s shares, the value of which is determined by market forces and other factors.
Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead Portfolio Manager	2017	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Co-Chief Investment Officer-Global Fixed Income of MFS; employed in the investment management area of MFS since 2013.
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018.
John Mitchell	Investment Grade Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2007.
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
The following information in this annual report is a summary of certain changes since October 31, 2023. This information may not reflect all of the changes that have occurred since you purchased this fund.
Effective April 30, 2024, Matt Ryan is no longer a Portfolio Manager of the fund.

Dividend Reinvestment And Cash Purchase Plan
The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, the fund will issue shares at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. Computershare Trust Company, N.A. (the Transfer Agent for the fund) (the “Plan Agent”) will purchase shares under the Plan on the 15th of January, April, July, and October or shortly thereafter. You may obtain a copy of the Plan by contacting the Plan Agent at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by visiting the Plan Agent's Web site at www.computershare.com/investor.
If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.
If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by contacting the Plan Agent. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.
If you have any questions, contact the Plan Agent by calling 1-800-637-2304, visit the Plan Agent’s Web site at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

Portfolio of Investments
10/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 129.9%
Aerospace & Defense – 2.5%
Boeing Co., 6.388%, 5/01/2031 (n)		$171,000	$178,916
Boeing Co., 5.805%, 5/01/2050		681,000	642,294
Bombardier, Inc., 7.5%, 2/01/2029 (n)		291,000	303,003
Bombardier, Inc., 8.75%, 11/15/2030 (n)		185,000	200,450
Bombardier, Inc., 7.25%, 7/01/2031 (n)		252,000	260,356
Bombardier, Inc., 7%, 6/01/2032 (n)		358,000	366,521
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		405,000	404,976
Moog, Inc., 4.25%, 12/15/2027 (n)		728,000	694,027
Spirit AeroSystems, Inc., 9.75%, 11/15/2030 (n)		443,000	491,762
Thales S.A., 4.25%, 10/18/2031	EUR	300,000	341,868
TransDigm, Inc., 5.5%, 11/15/2027		$613,000	607,638
TransDigm, Inc., 6.75%, 8/15/2028 (n)		476,000	486,215
TransDigm, Inc., 4.625%, 1/15/2029		554,000	526,093
TransDigm, Inc., 6.375%, 3/01/2029 (n)		302,000	306,542
TransDigm, Inc., 6.875%, 12/15/2030 (n)		1,252,000	1,283,399
			$7,094,060
Airlines – 0.5%
Air Canada, 3.875%, 8/15/2026 (n)		$582,000	$563,018
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/2029 (n)		764,116	756,656
			$1,319,674
Asset-Backed & Securitized – 3.9%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.008%, 11/15/2054 (i)		$3,682,010	$158,746
AA Bond Co. Ltd., 6.85%, 7/31/2050	GBP	320,000	415,422
AmeriCredit Automobile Receivables Trust, 2024-1, “A”, 5.61%, 1/12/2027 (n)		$56,548	56,609
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 6.918% ((SOFR - 1mo. + 0.11448%) + 2%), 12/15/2035 (n)		100,000	99,062
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 8.01% (SOFR - 30 day + 3%), 1/15/2037 (n)		600,000	582,967
Arbor Realty Trust, Inc., CLO, 2022-FL2, “A”, FLR, 6.653% (SOFR - 1mo. + 1.85%), 5/15/2037 (n)		407,341	407,338
AREIT 2022-CRE6 Trust, “D”, FLR, 7.74% (SOFR - 30 day + 2.85%), 1/20/2037 (n)		126,000	123,873
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)		85,413	86,269

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Bayview Financial Revolving Mortgage Loan Trust, FLR, 6.432% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	$265,876	$451,363
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.608%, 4/15/2053 (i)	976,299	52,707
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.214%, 7/15/2054 (i)	938,644	55,201
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.592%, 2/15/2054 (i)	6,452,187	483,035
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.261%, 2/15/2054 (i)	4,008,091	216,659
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.141%, 3/15/2054 (i)	2,033,223	97,053
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.883%, 6/15/2054 (i)	7,089,942	276,704
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.253%, 7/15/2054 (i)	7,068,810	403,274
Benchmark 2022-B36 Mortgage Trust, “XA”, 0.639%, 7/15/2055 (i)	8,710,564	380,694
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 7.218% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/15/2038 (n)	100,000	98,607
Business Jet Securities LLC, 2024-1A, “B”, 6.924%, 5/15/2039 (n)	92,211	93,911
Business Jet Securities LLC, 2024-2A, “A”, 5.364%, 9/15/2039 (n)	150,875	148,270
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	89,945	86,505
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)	136,061	136,816
Colt Funding LLC, 2024-1, “A2”, 5.987%, 2/25/2069 (n)	124,058	124,159
Colt Funding LLC, 2024-6, “A1”, 5.39%, 11/25/2069 (n)	270,938	270,099
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.767%, 4/15/2054 (i)	3,598,814	124,374
Crest Ltd., CDO, 7% (0.001% Cash or 7% PIK), 1/28/2040 (a)(p)	4,586,320	46
ELM Trust, 2024-ELM, “D10”, 6.847%, 6/10/2039 (n)	100,000	101,023
Enterprise Fleet Financing LLC, 2024-3, “A2”, 5.31%, 4/20/2027 (n)	101,000	101,549
EQT Trust, 2024-EXTR, “B”, 5.654%, 7/05/2041 (n)	169,941	170,328
LoanCore 2021-CRE5 Ltd., “B”, FLR, 6.918% ((SOFR - 1mo. + 0.11448%) + 2.0%), 7/15/2036 (n)	464,500	459,597
MF1 2021-FL5 Ltd., “C”, FLR, 6.595% ((SOFR - 1mo. + 0.11448%) + 1.7%), 7/15/2036 (n)	401,500	396,575

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
MF1 2021-FL5 Ltd., “D”, FLR, 7.395% ((SOFR - 1mo. + 0.11448%) + 2.5%), 7/15/2036 (n)		$745,000	$726,119
MF1 2021-FL6 Ltd., “B”, FLR, 6.524% ((SOFR - 1mo. + 0.11448%) + 1.65%), 7/16/2036 (n)		1,000,000	981,223
MF1 2024-FL14 LLC, “A”, FLR, 6.496% (SOFR - 1mo. + 1.737%), 3/19/2039 (n)		200,000	199,985
MF1 2024-FL14 LLC, “AS”, FLR, 6.999% (SOFR - 1mo. + 2.24%), 3/19/2039 (n)		100,000	99,999
MF1 2024-FL14 LLC, “B”, FLR, 7.448% (SOFR - 1mo. + 2.689%), 3/19/2039 (n)		328,594	329,352
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.283%, 5/15/2054 (i)		1,810,447	101,182
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.174%, 6/15/2054 (i)		2,670,678	130,872
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “A”, 6.18%, 8/25/2028 (n)		239,000	241,552
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “B”, 6.48%, 8/25/2028 (n)		56,000	56,578
OBX Trust, 2023-NQM5, “A1”, 5.988%, 1/25/2064 (n)		129,449	129,978
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)		103,611	103,998
OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)		86,225	86,493
RAC Bond Co. PLC, 4.87%, 5/06/2026	GBP	260,000	331,592
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 6.745% ((SOFR - 1mo. + 0.11448%) + 1.85%), 3/15/2038 (n)		$340,000	336,269
Verus Securitization Trust, 2024-4, “A1”, 6.218%, 6/25/2069 (n)		146,055	147,084
Wells Fargo Commercial Mortgage Trust, 2021-C59, “XA”, 1.506%, 4/15/2054 (i)		2,279,719	156,207
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.498%, 8/15/2054 (i)		1,934,133	139,708
			$10,957,026
Automotive – 2.0%
Allison Transmission, Inc., 3.75%, 1/30/2031 (n)		$966,000	$857,293
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)		555,000	557,965
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 5/15/2028 (n)		271,000	277,403
Dealer Tire LLC/DT Issuer LLC, 8%, 2/01/2028 (n)		404,000	398,435
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)		555,000	464,457
Ferrari N.V., 3.625%, 5/21/2030	EUR	740,000	815,335
Ford Motor Co., 6.1%, 8/19/2032		$65,000	65,275
Ford Motor Credit Co. LLC, 6.95%, 6/10/2026		281,000	287,148

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Automotive – continued
Ford Motor Credit Co. LLC, 5.8%, 3/08/2029		$400,000	$400,398
Hyundai Capital America, 6.375%, 4/08/2030 (n)		267,000	280,542
LKQ Corp., 6.25%, 6/15/2033		295,000	305,075
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		422,000	368,564
Volkswagen Leasing GmbH, 4%, 4/11/2031	EUR	410,000	447,951
Wabash National Corp., 4.5%, 10/15/2028 (n)		$248,000	225,724
			$5,751,565
Broadcasting – 1.3%
Banijay Group S.A.S., 8.125%, 5/01/2029 (n)		$600,000	$622,128
Discovery Communications LLC, 4.125%, 5/15/2029		182,000	169,311
Midas OpCo Holdings LLC, 5.625%, 8/15/2029 (n)		560,000	532,515
Nexstar Broadcasting, Inc., 4.75%, 11/01/2028 (n)		173,000	162,643
Prosus N.V., 3.061%, 7/13/2031 (n)		325,000	277,821
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	1,100,000	999,098
Univision Communications, Inc., 8%, 8/15/2028 (n)		$202,000	205,282
Univision Communications, Inc., 8.5%, 7/31/2031 (n)		494,000	485,572
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032		157,000	137,584
			$3,591,954
Brokerage & Asset Managers – 1.8%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)		$612,000	$632,269
Aretec Escrow Issuer 2, Inc., 10%, 8/15/2030 (n)		533,000	580,759
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		211,000	203,195
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034		275,000	291,779
Hightower Holding LLC, 6.75%, 4/15/2029 (n)		323,000	317,992
Hightower Holding LLC, 9.125%, 1/31/2030 (n)		128,000	134,953
Jane Street Group/JSG Finance, Inc., 6.125%, 11/01/2032 (n)		920,000	920,596
Low Income Investment Fund, 3.386%, 7/01/2026		185,000	178,823
Low Income Investment Fund, 3.711%, 7/01/2029		490,000	446,742
LPL Holdings, Inc., 4%, 3/15/2029 (n)		806,000	757,969
LSEG US Financial Corp., 5.297%, 3/28/2034 (n)		472,000	479,400
			$4,944,477
Building – 3.1%
ABC Supply Co., Inc., 3.875%, 11/15/2029 (n)		$586,000	$532,894
AmeriTex Holdco Intermediate LLC, 10.25%, 10/15/2028 (n)		351,000	369,318
BCPE Ulysses Intermediate, Inc., 7.75% (7.75% Cash or 8.5% PIK), 4/01/2027 (n)(p)		197,000	191,933
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)		419,000	374,491
Cornerstone Building Brands, Inc., 9.5%, 8/15/2029 (n)		197,000	202,803
Ferguson Enterprises, Inc., 5%, 10/03/2034		140,000	135,879

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Building – continued
Foundation Building Materials LLC, 6%, 3/01/2029 (n)		$610,000	$538,956
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		795,000	750,453
Knife River Corp., 7.75%, 5/01/2031 (n)		507,000	531,139
LBM Acquisition LLC, 6.25%, 1/15/2029 (n)		353,000	325,554
Miter Brands Acquisition Holdco, Inc., 6.75%, 4/01/2032 (n)		152,000	154,622
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		604,000	577,079
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		627,000	606,726
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		193,000	195,918
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		690,000	688,705
Patrick Industries, Inc., 6.375%, 11/01/2032 (n)		745,000	736,776
Standard Building Solutions, Inc., 6.5%, 8/15/2032 (n)		295,000	296,835
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		338,000	325,993
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		755,000	693,813
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		584,000	585,922
			$8,815,809
Business Services – 1.8%
athenahealth, Inc., 6.5%, 2/15/2030 (n)		$247,000	$233,605
Engineering Ingegneria Informatica S.p.A., 11.125%, 5/15/2028	EUR	280,000	311,968
Euronet Worldwide, Inc., 1.375%, 5/22/2026		420,000	441,470
Experian Finance PLC, 3.375%, 10/10/2034		480,000	517,525
Fiserv, Inc., 4.4%, 7/01/2049		$508,000	429,881
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)		492,000	483,556
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		460,000	451,453
Iron Mountain, Inc., 5.625%, 7/15/2032 (n)		421,000	408,411
Mastercard, Inc., 4.55%, 1/15/2035		462,000	448,898
Mastercard, Inc., 3.85%, 3/26/2050		270,000	217,680
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/2032 (n)		354,000	363,204
Tencent Holdings Ltd., 3.8%, 2/11/2025		700,000	697,170
			$5,004,821
Cable TV – 3.8%
Cable One, Inc., 4%, 11/15/2030 (n)		$683,000	$538,300
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		1,670,000	1,519,148
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		1,164,000	1,039,613
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 5/01/2032		344,000	292,671

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		$476,000	$380,281
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.1%, 6/01/2029		461,000	470,822
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		233,000	174,815
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		700,000	599,095
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		800,000	421,404
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		250,000	184,533
DIRECTV Financing LLC, 8.875%, 2/01/2030 (n)		227,000	224,049
DISH DBS Corp., 7.75%, 7/01/2026		330,000	279,143
DISH DBS Corp., 5.125%, 6/01/2029		316,000	210,212
DISH Network Corp., 11.75%, 11/15/2027 (n)		325,000	342,101
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		716,000	671,121
SES S.A., 2.875% to 8/27/2026, FLR (EUR Swap Rate - 5yr. + 3.19%) to 8/27/2031, FLR (EUR Swap Rate - 5yr. + 3.44%) to 8/27/2046, FLR (EUR Swap Rate - 5yr. + 4.19%) to 8/27/2171	EUR	440,000	447,022
Videotron Ltd., 3.625%, 6/15/2029 (n)		$505,000	471,441
Virgin Media Finance PLC, 5%, 7/15/2030 (n)		715,000	614,653
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)		769,000	737,049
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		1,095,000	991,092
			$10,608,565
Chemicals – 1.7%
Cerdia Finanz GmbH, 9.375%, 10/03/2031 (n)		$437,000	$449,433
Chemours Co., 4.625%, 11/15/2029 (n)		735,000	638,133
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)		395,000	321,897
DSM B.V., 3.625%, 7/02/2034	EUR	210,000	230,798
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		$782,000	753,309
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)		599,000	610,694
SCIH Salt Holdings, Inc., 6.625%, 5/01/2029 (n)		696,000	675,699
SNF Group SACA, 3.375%, 3/15/2030 (n)		709,000	635,567
Sociedad Quimica y Minera de Chile S.A., 5.5%, 9/10/2034 (n)		238,000	228,230
Windsor Holdings III, LLC, 8.5%, 6/15/2030 (n)		314,000	330,458
			$4,874,218
Computer Software – 0.9%
Accenture Capital, Inc., 4.25%, 10/04/2031		$244,000	$236,492
Accenture Capital, Inc., 4.5%, 10/04/2034		163,000	157,559
Amentum Escrow Corp., 7.25%, 8/01/2032 (n)		354,000	366,662
Cloud Software Group, Inc., 8.25%, 6/30/2032 (n)		404,000	415,251

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software – continued
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)		$336,000	$329,219
Microsoft Corp., 2.525%, 6/01/2050		529,000	338,657
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)		462,000	431,752
Oracle Corp., 4%, 7/15/2046		319,000	251,142
			$2,526,734
Computer Software - Systems – 0.7%
Sabre GLBL, Inc., 8.625%, 6/01/2027 (n)		$283,000	$273,168
Sabre GLBL, Inc., 11.25%, 12/15/2027 (n)		219,000	225,619
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		1,050,000	1,045,827
Virtusa Corp., 7.125%, 12/15/2028 (n)		309,000	299,637
			$1,844,251
Conglomerates – 2.5%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)		$479,000	$457,119
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)		913,000	864,875
Chart Industries, Inc., 9.5%, 1/01/2031 (n)		283,000	304,236
Emerald Debt Merger, 6.625%, 12/15/2030 (n)		688,000	699,712
Gates Corp., 6.875%, 7/01/2029 (n)		305,000	313,366
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		358,000	350,823
Husky Injection Molding Systems Ltd., 9%, 2/15/2029 (n)		404,000	415,659
Madison IAQ LLC, 5.875%, 6/30/2029 (n)		420,000	398,358
nVent Finance S.à r.l., 5.65%, 5/15/2033		467,000	476,672
Regal Rexnord Corp., 6.05%, 4/15/2028		667,000	682,963
Regal Rexnord Corp., 6.3%, 2/15/2030		224,000	231,961
TriMas Corp., 4.125%, 4/15/2029 (n)		767,000	715,739
Veralto Corp., 4.15%, 9/19/2031	EUR	273,000	305,748
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028		$234,000	232,913
Westinghouse Air Brake Technologies Corp., 5.611%, 3/11/2034		215,000	221,005
Wurth Finance International B.V., 3%, 8/28/2031	EUR	220,000	236,925
			$6,908,074
Construction – 0.8%
Beazer Homes USA, Inc., 7.5%, 3/15/2031 (n)		$597,000	$613,732
Empire Communities Corp., 9.75%, 5/01/2029 (n)		554,000	578,832
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		108,000	106,371
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		490,000	459,139
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		574,000	548,467
			$2,306,541

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Consumer Products – 2.0%
Acushnet Co., 7.375%, 10/15/2028 (n)		$507,000	$528,690
Amer Sports Co., 6.75%, 2/16/2031 (n)		691,000	701,981
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.5%, 10/15/2029 (n)		248,000	251,204
Haleon UK Capital PLC, 2.875%, 9/18/2028	EUR	480,000	520,507
HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.625%, 7/15/2030 (n)		$606,000	617,879
Kenvue, Inc., 5.05%, 3/22/2053		459,000	446,209
L'Oréal S.A., 2.875%, 11/06/2031 (w)	EUR	400,000	432,576
Newell Brands, Inc., 6.375%, 5/15/2030 (w)		$352,000	353,609
Newell Brands, Inc., 6.625%, 5/15/2032 (w)		151,000	151,436
Perrigo Finance Unlimited Co., 6.125%, 9/30/2032		395,000	390,063
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		729,000	713,820
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		500,000	445,693
			$5,553,667
Consumer Services – 2.9%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		$881,000	$883,122
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		400,000	366,001
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		573,000	504,314
Emeria S.A.S.U., 3.375%, 3/31/2028	EUR	520,000	486,611
Garda World Security Corp., 8.375%, 11/15/2032 (n)		$345,000	344,972
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		874,000	806,607
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		712,000	712,575
Match Group Holdings II LLC, 5%, 12/15/2027 (n)		252,000	246,043
Match Group Holdings II LLC, 4.625%, 6/01/2028 (n)		601,000	578,029
Meituan, 4.5%, 4/02/2028 (n)		332,000	324,231
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		213,000	175,456
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)		419,000	319,546
Service Corp. International, 5.75%, 10/15/2032		677,000	665,037
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)		353,000	304,216
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		802,000	729,266
TriNet Group, Inc., 7.125%, 8/15/2031 (n)		100,000	102,412
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)		532,000	530,687
			$8,079,125

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Containers – 1.3%
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)		$725,000	$653,266
Ball Corp., 2.875%, 8/15/2030		796,000	692,769
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)		515,000	468,485
Clydesdale Acquisition Holdings, Inc., 8.75%, 4/15/2030 (n)		395,000	401,122
Titan Holdings II B.V., 5.125%, 7/15/2029	EUR	333,000	366,785
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)		$611,000	609,174
Verallia S.A., 3.875%, 11/04/2032 (w)	EUR	400,000	429,451
			$3,621,052
Electrical Equipment – 0.2%
Arrow Electronics, Inc., 5.875%, 4/10/2034		$408,000	$413,110
CommScope Technologies LLC, 5%, 3/15/2027 (n)		126,000	111,442
			$524,552
Electronics – 0.7%
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$150,000	$149,836
Entegris, Inc., 4.375%, 4/15/2028 (n)		379,000	362,349
Entegris, Inc., 3.625%, 5/01/2029 (n)		487,000	445,622
Intel Corp., 5.7%, 2/10/2053		258,000	241,120
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.4%, 5/01/2030		188,000	173,219
NXP B.V./NXP Funding LLC/NXP USA, Inc., 5%, 1/15/2033		85,000	83,665
Sensata Technologies B.V., 5.875%, 9/01/2030 (n)		390,000	385,952
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)		167,000	155,494
			$1,997,257
Emerging Market Quasi-Sovereign – 5.7%
Abu Dhabi Development Holding Co. PJSC, 5.5%, 5/08/2034 (n)		$944,000	$970,347
Abu Dhabi Development Holding Co. PJSC, 5.25%, 10/02/2054 (n)		213,000	200,538
Bank Gospodarstwa Krajowego (Republic of Poland), 5.75%, 7/09/2034 (n)		940,000	948,441
Centrais Eletricas Brasileiras S.A., 6.5%, 1/11/2035 (n)		434,000	425,754
CEZ A.S. (Czech Republic), 4.125%, 9/05/2031	EUR	323,000	354,192
CEZ A.S. (Czech Republic), 4.25%, 6/11/2032		667,000	733,927
Development Bank of Kazakhstan JSC, 5.25%, 10/23/2029 (n)		$200,000	199,757
Empresa Nacional del Petroleo (Republic of Chile), 5.95%, 7/30/2034 (n)		425,000	428,811
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		1,052,000	1,052,102
Eustream A.S. (Slovak Republic), 1.625%, 6/25/2027	EUR	640,000	648,863

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Export-Import Bank of India, 3.375%, 8/05/2026		$1,366,000	$1,331,959
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)		700,000	612,287
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		1,000,000	980,252
Magyar Export-Import Bank PLC (Republic of Hungary), 6.125%, 12/04/2027 (n)		490,000	499,050
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.75%, 5/02/2034 (n)		285,000	297,113
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044 (n)		373,000	367,252
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		600,000	459,886
Petroleos Mexicanos, 6.49%, 1/23/2027		904,000	890,990
Petroleos Mexicanos, 6.7%, 2/16/2032		499,000	443,732
Petroleos Mexicanos, 6.75%, 9/21/2047		634,000	453,919
Qatar Petroleum, 3.125%, 7/12/2041		355,000	268,999
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		547,000	523,088
Saudi Arabian Oil Co., 5.75%, 7/17/2054 (n)		410,000	395,548
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		767,000	781,719
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		1,152,000	1,203,811
Uzbek Industrial and Construction Bank ATB (Republic of Uzbekistan), 8.95%, 7/24/2029 (n)		388,000	390,004
			$15,862,341
Emerging Market Sovereign – 8.9%
Dominican Republic, 5.5%, 2/22/2029 (n)		$747,000	$732,620
Dominican Republic, 5.875%, 1/30/2060 (n)		927,000	819,519
Federal Republic of Nigeria, 7.875%, 2/16/2032		320,000	287,160
Kingdom of Morocco, 1.375%, 3/30/2026	EUR	758,000	794,239
Kingdom of Morocco, 3%, 12/15/2032 (n)		$448,000	369,656
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	29,700,000	675,538
Oriental Republic of Uruguay, 9.75%, 7/20/2033		10,000,000	245,563
Republic of Albania, 5.9%, 6/09/2028	EUR	620,000	707,372
Republic of Angola, 8.25%, 5/09/2028		$491,000	468,787
Republic of Angola, 9.375%, 5/08/2048		400,000	340,944
Republic of Argentina, 4.125%, 7/09/2035		1,047,289	578,009
Republic of Bulgaria, 5%, 3/05/2037		572,000	548,245
Republic of Chile, 3.1%, 1/22/2061		672,000	416,007
Republic of Costa Rica, 7.3%, 11/13/2054		391,000	412,701
Republic of Cote d'Ivoire, 5.25%, 3/22/2030	EUR	1,150,000	1,182,112
Republic of Guatemala, 6.05%, 8/06/2031 (n)		$420,000	418,320
Republic of Guatemala, 6.125%, 6/01/2050 (n)		564,000	515,214

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Hungary, 5.5%, 6/16/2034 (n)		$970,000	$947,981
Republic of India, 7.18%, 8/14/2033	INR	58,000,000	701,527
Republic of Korea, 1.375%, 6/10/2030	KRW	8,300,000,000	5,508,961
Republic of Paraguay, 5.6%, 3/13/2048		$1,049,000	954,957
Republic of Peru, 5.375%, 2/08/2035		422,000	415,179
Republic of Philippines, 3.556%, 9/29/2032		327,000	297,550
Republic of Romania, 2.124%, 7/16/2031 (n)	EUR	1,200,000	1,094,664
Republic of Serbia, 1.65%, 3/03/2033		115,000	99,787
Republic of Serbia, 6%, 6/12/2034 (n)		$689,000	691,280
Republic of Serbia, 2.05%, 9/23/2036 (n)	EUR	456,000	374,266
Republic of South Africa, 7.3%, 4/20/2052		$596,000	562,386
Republic of Turkey, 4.75%, 1/26/2026		521,000	518,213
Republic of Turkey, 7.625%, 5/15/2034		540,000	556,538
Republic of Turkey, 6.5%, 1/03/2035		308,000	292,453
Sultanate of Oman, 6%, 8/01/2029		750,000	767,872
Sultanate of Oman, 7%, 1/25/2051		600,000	640,529
United Mexican States, 4.75%, 4/27/2032		736,000	683,464
United Mexican States, 3.771%, 5/24/2061		430,000	258,110
			$24,877,723
Energy - Independent – 3.6%
Civitas Resources, Inc., 8.375%, 7/01/2028 (n)		$421,000	$435,091
Civitas Resources, Inc., 8.625%, 11/01/2030 (n)		177,000	185,950
Civitas Resources, Inc., 8.75%, 7/01/2031 (n)		390,000	408,470
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)		951,000	910,742
Diamondback Energy, Inc., 5.75%, 4/18/2054		418,000	406,015
Encino Acquisition Partners Holdings LLC, 8.75%, 5/01/2031 (n)		459,000	471,161
Gulfport Energy Corp., 6.75%, 9/01/2029 (n)		445,000	447,301
Matador Resources Co., 6.875%, 4/15/2028 (n)		561,000	571,141
Matador Resources Co., 6.5%, 4/15/2032 (n)		203,000	201,044
Occidental Petroleum Corp., 6.45%, 9/15/2036		456,000	471,573
Occidental Petroleum Corp., 6.05%, 10/01/2054		120,000	116,299
Permian Resources Operating LLC, 5.875%, 7/01/2029 (n)		606,000	597,398
Permian Resources Operating LLC, 7%, 1/15/2032 (n)		333,000	339,691
Permian Resources Operating LLC, 6.25%, 2/01/2033 (n)		190,000	188,631
Pioneer Natural Resources Co., 2.15%, 1/15/2031		410,000	351,489
Santos Finance Ltd., 6.875%, 9/19/2033 (n)		449,000	482,078
Sitio Royalties Operating Partnership LP, 7.875%, 11/01/2028 (n)		648,000	672,681
SM Energy Co., 6.5%, 7/15/2028		320,000	319,097
SM Energy Co., 7%, 8/01/2032 (n)		211,000	209,289

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$422,000	$408,596
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		1,025,000	992,442
Vital Energy, Inc., 7.875%, 4/15/2032 (n)		515,000	494,924
Wildfire Intermediate Holdings LLC, 7.5%, 10/15/2029 (n)		398,000	386,006
			$10,067,109
Energy - Integrated – 0.8%
BP Capital Markets America, Inc., 4.812%, 2/13/2033		$243,000	$238,007
BP Capital Markets B.V., 4.323%, 5/12/2035	EUR	340,000	386,561
BP Capital Markets B.V., 0.933%, 12/04/2040		190,000	131,813
Citgo Petroleum Corp., 8.375%, 1/15/2029 (n)		$514,000	534,672
Eni S.p.A., 3.875%, 1/15/2034	EUR	270,000	297,058
Exxon Mobil Corp., 1.408%, 6/26/2039		450,000	358,819
OMV AG, 3.25%, 9/04/2031		154,000	167,788
			$2,114,718
Entertainment – 2.1%
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)		$625,000	$626,872
Life Time, Inc., 6%, 11/15/2031 (n)		452,000	450,081
Lindblad Expeditions Holdings, Inc., 9%, 5/15/2028 (n)		249,000	259,222
Motion Bondco DAC, 6.625%, 11/15/2027 (n)		404,000	382,281
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)		309,000	308,662
NCL Corp. Ltd., 6.25%, 3/01/2030 (n)		505,000	499,496
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)		430,000	429,211
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)		388,000	387,973
Royal Caribbean Cruises Ltd., 5.625%, 9/30/2031 (n)		253,000	251,967
Royal Caribbean Cruises Ltd., 6%, 2/01/2033 (n)		401,000	403,462
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)		454,000	436,023
Six Flags Entertainment Corp., 6.625%, 5/01/2032 (n)		692,000	705,055
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)		192,000	190,758
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029 (n)		557,000	549,296
			$5,880,359
Financial Institutions – 4.0%
Avation Capital S.A., 8.25% (8.25% Cash or 9% PIK), 10/31/2026 (n)(p)		$626,867	$591,142
Azorra Finance Ltd., 7.75%, 4/15/2030 (n)		746,000	737,119
Corporacion Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 5/13/2031		320,000	281,180
Credit Acceptance Corp., 9.25%, 12/15/2028 (n)		627,000	663,465
CTP N.V., 4.75%, 2/05/2030	EUR	410,000	461,920
Encore Capital Group, Inc., 9.25%, 4/01/2029 (n)		$496,000	528,117

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)		$489,000	$490,761
Freedom Mortgage Holdings LLC, 9.25%, 2/01/2029 (n)		248,000	253,982
FTAI Aviation Ltd., 5.5%, 5/01/2028 (n)		568,000	556,845
FTAI Aviation Ltd., 7.875%, 12/01/2030 (n)		383,000	403,483
FTAI Aviation Ltd., 7%, 6/15/2032 (n)		204,000	209,305
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 9.75%, 1/15/2029		199,000	198,850
Jefferson Capital Holdings LLC, 9.5%, 2/15/2029 (n)		477,000	507,364
Macquarie AirFinance Holdings Ltd., 5.15%, 3/17/2030 (n)		86,000	84,175
Macquarie AirFinance Holdings Ltd., 6.5%, 3/26/2031 (n)		381,000	395,798
Muthoot Finance Ltd., 7.125%, 2/14/2028 (n)		226,000	230,030
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)		868,000	864,857
OneMain Finance Corp., 6.625%, 5/15/2029 (w)		489,000	489,000
OneMain Finance Corp., 5.375%, 11/15/2029		356,000	341,181
OneMain Finance Corp., 7.5%, 5/15/2031		317,000	324,180
Raven Acquisition Holdings LLC, 6.875%, 11/15/2031 (n)		351,000	350,064
Samhallsbyggnadsbolaget i Norden AB, 2.375%, 9/04/2026	EUR	650,000	610,704
Samhallsbyggnadsbolaget i Norden AB, 2.875% to 1/30/2027, FLR (EUR Swap Rate - 5yr. + 3.223%) to 1/30/2032, FLR (EUR Swap Rate - 5yr. + 3.473%) to 1/30/2047, FLR (EUR Swap Rate - 5yr. + 4.473%) to 1/30/2171 (a)(d)		890,000	411,441
Shriram Finance Ltd., 6.15%, 4/03/2028 (n)		$731,000	724,389
Shurgard Luxembourg Co., 3.625%, 10/22/2034	EUR	400,000	427,079
			$11,136,431
Food & Beverages – 4.8%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$367,000	$338,202
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		331,000	337,774
B&G Foods, Inc., 8%, 9/15/2028 (n)		599,000	622,301
Bacardi Ltd., 5.15%, 5/15/2038 (n)		530,000	496,458
Bacardi-Martini B.V., 5.4%, 6/15/2033 (n)		325,000	323,125
Bunge Ltd. Finance Corp., 4.65%, 9/17/2034		533,000	511,200
Central American Bottling Corp., 5.25%, 4/27/2029 (n)		691,000	662,833
Chobani LLC/Chobani Finance Corp., 7.625%, 7/01/2029 (n)		404,000	421,178
Constellation Brands, Inc., 2.25%, 8/01/2031		290,000	244,274
Diageo Finance PLC, 3.375%, 8/30/2035	EUR	440,000	476,089
Fiesta Purchaser, Inc., 7.875%, 3/01/2031 (n)		$322,000	337,684
Fiesta Purchaser, Inc., 9.625%, 9/15/2032 (n)		317,000	331,345
Flora Food Management B.V., 6.875%, 7/02/2029	EUR	440,000	480,244
Heineken N.V., 3.812%, 7/04/2036		350,000	384,771
JBS USA Food Co., 6.5%, 12/01/2052		$241,000	247,813

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029		$439,000	$403,317
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032		1,000,000	882,712
Kerry Group Financial Services Co., 3.75%, 9/05/2036	EUR	330,000	360,199
Kraft Heinz Foods Co., 4.375%, 6/01/2046		$549,000	460,104
Nestle Finance International Ltd., 3.125%, 10/28/2036	EUR	530,000	567,698
Performance Food Group Co., 5.5%, 10/15/2027 (n)		$678,000	672,254
Performance Food Group, Inc., 6.125%, 9/15/2032 (n)		332,000	333,389
Post Holdings, Inc., 4.625%, 4/15/2030 (n)		924,000	863,558
Post Holdings, Inc., 6.25%, 10/15/2034 (n)		219,000	216,581
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)		875,000	824,363
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		360,000	321,300
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)		813,000	783,191
U.S. Foods Holding Corp., 5.75%, 4/15/2033 (n)		131,000	129,006
Viking Baked Goods Acquisition Corp., 8.625%, 11/01/2031 (n)		247,000	246,214
Viterra Finance B.V., 3.2%, 4/21/2031 (n)		263,000	232,813
			$13,511,990
Forest & Paper Products – 0.2%
Graphic Packaging International LLC, 1.512%, 4/15/2026 (n)		$206,000	$194,756
Graphic Packaging International LLC, 6.375%, 7/15/2032 (n)		497,000	501,436
			$696,192
Gaming & Lodging – 3.7%
Caesars Entertainment, Inc., 7%, 2/15/2030 (n)		$717,000	$734,963
CCM Merger, Inc., 6.375%, 5/01/2026 (n)		541,000	539,256
CDI Escrow Issuer, Inc., 5.75%, 4/01/2030 (n)		1,025,000	1,009,068
Flutter Treasury DAC, 5%, 4/29/2029 (n)	EUR	200,000	223,306
Flutter Treasury DAC, 6.375%, 4/29/2029 (n)		$200,000	204,563
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030		1,016,000	984,449
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)		411,000	360,754
IHG Finance LLC, 3.625%, 9/27/2031	EUR	480,000	513,942
Las Vegas Sands Corp., 6.2%, 8/15/2034		$465,000	473,951
Marriott International, Inc., 2.85%, 4/15/2031		543,000	477,230
Melco Resorts Finance Limited, 5.375%, 12/04/2029		358,000	327,049
Melco Resorts Finance Ltd., 7.625%, 4/17/2032 (n)		217,000	219,688
Sands China Ltd., 4.375%, 6/18/2030		520,000	488,895
Studio City Finance Ltd., 5%, 1/15/2029 (n)		304,000	274,428
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		909,000	865,160
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)		680,000	658,922

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)		$1,319,000	$1,266,022
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		637,000	618,413
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.125%, 2/15/2031 (n)		253,000	266,152
			$10,506,211
Industrial – 1.3%
Albion Financing 1 S.à r.l., 6.125%, 10/15/2026 (n)		$210,000	$210,166
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)		640,000	655,767
APi Escrow Corp., 4.75%, 10/15/2029 (n)		874,000	829,423
Arcadis N.V., 4.875%, 2/28/2028	EUR	358,000	404,193
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$966,000	597,397
Williams Scotsman, Inc., 4.625%, 8/15/2028 (n)		781,000	746,578
Williams Scotsman, Inc., 6.625%, 6/15/2029 (n)		255,000	258,869
			$3,702,393
Insurance – 1.0%
Allianz SE, 3.2% to 4/30/2028, FLR (CMT - 5yr. + 2.165%) to 4/30/2171 (n)		$400,000	$342,368
Aviva PLC, 6.125% to 9/12/2034, FLR (GBP Government Yield - 5yr. + 3.3%) to 9/12/2054	GBP	360,000	454,361
Corebridge Financial, Inc., 4.35%, 4/05/2042		$476,000	404,396
Corebridge Financial, Inc., 6.875% to 12/15/2027, FLR (CMT - 5yr. + 3.846%) to 12/15/2052		236,000	241,561
Lincoln National Corp., 5.852%, 3/15/2034		351,000	360,703
MetLife, Inc., 5.3%, 12/15/2034		580,000	585,918
Sammons Financial Group, Inc., 6.875%, 4/15/2034 (n)		446,000	468,400
			$2,857,707
Insurance - Health – 0.5%
Elevance Health, Inc., 5.375%, 6/15/2034		$404,000	$407,848
UnitedHealth Group, Inc., 5.15%, 7/15/2034		573,000	577,327
UnitedHealth Group, Inc., 4.625%, 7/15/2035		294,000	285,093
			$1,270,268
Insurance - Property & Casualty – 3.7%
Acrisure LLC/Acrisure Finance, Inc., 8.25%, 2/01/2029 (n)		$308,000	$313,014
Acrisure LLC/Acrisure Finance, Inc., 6%, 8/01/2029 (n)		100,000	94,633
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)		410,000	387,252
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7%, 1/15/2031 (n)		400,000	402,693

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.5%, 10/01/2031 (n)		$758,000	$750,574
American International Group, Inc., 5.125%, 3/27/2033		505,000	504,785
AmWINS Group Benefits, Inc., 4.875%, 6/30/2029 (n)		609,000	573,191
Ardonagh Finco Ltd., 7.75%, 2/15/2031 (n)		615,000	630,477
Arthur J. Gallagher & Co., 6.5%, 2/15/2034		165,000	178,787
Arthur J. Gallagher & Co., 5.75%, 3/02/2053		348,000	347,401
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)		455,000	430,531
Baldwin Insurance Group Holdings LLC, 7.125%, 5/15/2031 (n)		715,000	729,236
Brown & Brown, Inc., 5.65%, 6/11/2034		350,000	356,225
Fairfax Financial Holdings Ltd., 4.25%, 12/06/2027	CAD	790,000	572,856
Fairfax Financial Holdings Ltd., 6.35%, 3/22/2054		$402,000	418,203
Hub International Ltd., 5.625%, 12/01/2029 (n)		255,000	246,932
Hub International Ltd., 7.25%, 6/15/2030 (n)		760,000	785,401
Hub International Ltd., 7.375%, 1/31/2032 (n)		325,000	331,533
Marsh & McLennan Cos., Inc., 4.85%, 11/15/2031 (w)		559,000	557,004
Marsh & McLennan Cos., Inc., 5.4%, 3/15/2055 (w)		319,000	316,978
Panther Escrow Issuer, 7.125%, 6/01/2031 (n)		910,000	931,731
RenaissanceRe Holdings Ltd., 5.75%, 6/05/2033		159,000	161,402
Ryan Specialty LLC, 5.875%, 8/01/2032 (n)		403,000	401,654
			$10,422,493
International Market Quasi-Sovereign – 2.1%
Electricite de France S.A., 6.5%, 11/08/2064 (w)	GBP	300,000	$380,360
EnBW International Finance B.V. (Federal Republic of Germany), 4.3%, 5/23/2034	EUR	215,000	245,731
EnBW International Finance B.V. (Federal Republic of Germany), 4%, 7/22/2036		440,000	488,579
ESB Finance DAC (Republic of Ireland), 1.875%, 6/14/2031		305,000	304,202
Landsbankinn hf. (Republic of Iceland), 3.75%, 10/08/2029		535,000	577,354
Logicor Financing S.à r.l. (Grand Duchy of Luxembourg), 4.25%, 7/18/2029		130,000	143,189
Logicor Financing S.à r.l. (Grand Duchy of Luxembourg), 1.625%, 1/17/2030		400,000	391,329
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)		$475,000	490,770
NBN Co. Ltd. (Commonwealth of Australia), 3.75%, 3/22/2034	EUR	520,000	580,059
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$425,000	356,011
P3 Group S.à r.l. (Grand Duchy of Luxembourg), 1.625%, 1/26/2029	EUR	270,000	270,174

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – continued
P3 Group S.à.r.l. (Grand Duchy of Luxembourg), 4%, 4/19/2032	EUR	280,000	$304,867
RTE Reseau de Transport d'Electricite (Republic of France), 3.5%, 10/02/2036		500,000	543,264
Swisscom Finance, 3.5%, 11/29/2031		500,000	554,323
Wolf Midstream Canada LP, 6.4%, 7/18/2029 (n)	CAD	519,000	376,944
			$6,007,156
International Market Sovereign – 4.4%
Commonwealth of Australia, 3.75%, 4/21/2037	AUD	11,352,000	$6,869,355
Government of Bermuda, 2.375%, 8/20/2030 (n)		$239,000	205,062
Government of Bermuda, 5%, 7/15/2032 (n)		731,000	712,725
Kingdom of Spain, 3.45%, 10/31/2034 (n)	EUR	1,400,000	1,568,505
Republic of Italy, 4.15%, 10/01/2039 (n)		2,700,000	3,010,377
			$12,366,024
Local Authorities – 0.2%
Province of Alberta, 1.65%, 6/01/2031	CAD	553,000	$353,907
Province of British Columbia, 2.95%, 6/18/2050		405,000	231,903
			$585,810
Machinery & Tools – 1.0%
AGCO Corp., 5.8%, 3/21/2034		$294,000	$299,027
Ashtead Capital, Inc., 5.95%, 10/15/2033 (n)		308,000	314,995
CNH Industrial Capital LLC, 5.5%, 1/12/2029		435,000	444,953
Ritchie Bros Holdings, Inc., 7.75%, 3/15/2031 (n)		1,000,000	1,053,591
Terex Corp., 5%, 5/15/2029 (n)		37,000	35,566
The Manitowoc Co., Inc., 9.25%, 10/01/2031 (n)		354,000	359,451
United Rentals North America, Inc., 6.125%, 3/15/2034 (n)		251,000	253,095
			$2,760,678
Major Banks – 4.7%
Bank of America Corp., 5.202% to 4/25/2028, FLR (SOFR - 1 day + 1.63%) to 4/25/2029		$349,000	$352,427
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		409,000	354,679
Bank of America Corp., 5.425% to 8/15/2034, FLR (SOFR - 1 day + 1.913%) to 8/15/2035		422,000	415,710
Bankinter S.A., 3.5%, 9/10/2032	EUR	300,000	326,108
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		$688,000	593,967
Credit Agricole S.A., 6.316% to 10/03/2028, FLR (SOFR - 1 day + 1.86%) to 10/03/2029 (n)		545,000	569,894
Danske Bank A.S., 1.549%, 9/10/2027 (n)		361,000	340,215

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Danske Bank A.S., 4.613% to 10/02/2029, FLR (CMT - 1yr. + 1.1%) to 10/02/2030 (n)		$390,000	$380,764
Goldman Sachs Group, Inc., 4.692% to 10/23/2029, FLR (SOFR - 1 day + 1.135%) to 10/23/2030		184,000	181,594
Goldman Sachs Group, Inc., 5.016% to 10/23/2034, FLR (SOFR - 1 day + 1.42%) to 10/23/2035		245,000	239,219
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026		271,000	266,215
JPMorgan Chase & Co., 5.581% to 4/22/2029, FLR (SOFR - 1 day + 1.16%) to 4/22/2030		343,000	351,839
JPMorgan Chase & Co., 1.953% to 2/04/2031, FLR (SOFR - 1 day + 1.065%) to 2/04/2032		639,000	534,520
JPMorgan Chase & Co., 3.761% to 3/21/2033, FLR (EURIBOR - 3mo. + 0.98%) to 3/21/2034	EUR	310,000	340,608
mBank S.A., 4.034% to 9/27/2029, FLR (EURIBOR - 3mo. + 1.75%) to 9/27/2030		400,000	433,371
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032		$550,000	469,376
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR - 1 day + 0.879%) to 5/04/2027		527,000	502,420
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		462,000	432,371
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034		222,000	224,289
Morgan Stanley, 5.213%, 10/24/2035	GBP	560,000	700,420
National Bank of Greece S.A., 5.875% to 6/28/2030, FLR (EUR ICE Swap Rate - 5yr. + 3.154%) to 6/28/2035	EUR	260,000	295,243
Nationwide Building Society, 3.828% to 7/24/2031, FLR (EURIBOR - 3mo. + 1.15%) to 7/24/2032		440,000	482,703
NatWest Group PLC, 3.673% to 8/05/2030, FLR (EURIBOR - 3mo. + 1.097%) to 8/05/2031		170,000	186,227
NatWest Group PLC, 8.125% to 5/10/2034, FLR (CMT - 5yr. + 3.752%) to 6/30/2172		$200,000	214,313
PNC Financial Services Group, Inc., 5.676% to 1/22/2034, FLR (SOFR - 1 day + 1.902%) to 1/22/2035		287,000	294,815
Royal Bank of Canada, 4.875%, 11/01/2030 (w)	GBP	359,000	456,626
Toronto-Dominion Bank, 3.563%, 4/16/2031	EUR	480,000	523,925
UBS Group AG, 2.746% to 2/11/2032, FLR (CMT - 1yr. + 1.1%) to 2/11/2033 (n)		$1,156,000	979,559
UBS Group AG, 4.125% to 6/09/2032, FLR (EUR ICE Swap Rate - 1yr. + 1.75%) to 6/09/2033	EUR	350,000	391,174
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)		$530,000	516,752

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
UniCredit S.p.A., 4.2%, 6/11/2034	EUR	390,000	$429,588
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		$337,000	299,437
			$13,080,368
Medical & Health Technology & Services – 4.5%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$765,000	$711,502
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		710,000	686,514
Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028 (n)		427,000	447,996
Becton, Dickinson and Co., 3.828%, 6/07/2032	EUR	370,000	410,028
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		$876,000	803,041
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		356,000	355,418
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		295,000	230,978
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)		1,190,000	1,038,552
Concentra, Inc., 6.875%, 7/15/2032 (n)		499,000	512,062
Encompass Health Corp., 5.75%, 9/15/2025		52,000	51,929
Encompass Health Corp., 4.75%, 2/01/2030		643,000	618,445
Encompass Health Corp., 4.625%, 4/01/2031		202,000	190,108
HCA, Inc., 5.45%, 9/15/2034		300,000	297,870
HCA, Inc., 5.125%, 6/15/2039		235,000	221,954
ICON Investments Six DAC, 5.809%, 5/08/2027		470,000	479,346
ICON Investments Six DAC, 5.849%, 5/08/2029		200,000	205,554
IQVIA, Inc., 5%, 5/15/2027 (n)		965,000	952,616
IQVIA, Inc., 6.5%, 5/15/2030 (n)		400,000	410,892
Lifepoint Health, Inc., 9.875%, 8/15/2030 (n)		293,000	320,507
Lifepoint Health, Inc., 11%, 10/15/2030 (n)		322,000	358,935
Lifepoint Health, Inc., 10%, 6/01/2032 (n)		400,000	426,784
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		318,000	201,326
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		205,000	208,047
Surgery Center Holdings, Inc., 7.25%, 4/15/2032 (n)		357,000	366,569
Tenet Healthcare Corp., 6.125%, 10/01/2028		329,000	328,687
Tenet Healthcare Corp., 4.375%, 1/15/2030		393,000	368,453
Tenet Healthcare Corp., 6.125%, 6/15/2030		837,000	840,919
Thermo Fisher Scientific (Finance I) B.V., 2%, 10/18/2051	EUR	330,000	252,215
U.S. Acute Care Solutions LLC, 9.75%, 5/15/2029 (n)		$411,000	419,210
			$12,716,457

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical Equipment – 0.8%
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)		$429,000	$464,308
Medline Borrower LP, 3.875%, 4/01/2029 (n)		256,000	239,480
Medline Borrower LP, 5.25%, 10/01/2029 (n)		727,000	704,173
Medline Borrower LP/Medline Co-Issuer, Inc., 6.25%, 4/01/2029 (n)		375,000	381,541
Medtronic, Inc., 4.15%, 10/15/2053	EUR	120,000	135,063
Stryker Corp., 3.625%, 9/11/2036		340,000	368,916
			$2,293,481
Metals & Mining – 1.6%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$371,000	$380,787
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		533,000	482,464
FMG Resources Ltd., 4.375%, 4/01/2031 (n)		1,563,000	1,422,886
Novelis Corp., 3.25%, 11/15/2026 (n)		444,000	427,181
Novelis Corp., 4.75%, 1/30/2030 (n)		598,000	560,244
Novelis Corp., 3.875%, 8/15/2031 (n)		315,000	276,639
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2026 (n)		367,032	297,776
Taseko Mines Ltd., 8.25%, 5/01/2030 (n)		422,000	436,070
Vale Overseas Ltd., 6.4%, 6/28/2054		293,000	294,333
			$4,578,380
Midstream – 5.3%
Columbia Pipelines Operating Co. LLC, 6.036%, 11/15/2033 (n)		$169,000	$175,010
Columbia Pipelines Operating Co. LLC, 6.544%, 11/15/2053 (n)		379,000	407,415
Delek Logistics Partners LP/Delek Logistics Corp., 8.625%, 3/15/2029 (n)		495,000	507,890
DT Midstream, Inc., 4.125%, 6/15/2029 (n)		566,000	531,507
DT Midstream, Inc., 4.375%, 6/15/2031 (n)		769,000	707,417
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054		215,000	210,088
Energy Transfer LP, 5.95%, 5/15/2054		359,000	353,616
EQM Midstream Partners LP, 5.5%, 7/15/2028		855,000	848,616
EQM Midstream Partners LP, 6.375%, 4/01/2029 (n)		204,000	207,175
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)		408,051	353,635
Genesis Energy LP/Genesis Energy Finance Corp., 8.25%, 1/15/2029		198,000	202,218
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)		415,000	411,805
NuStar Logistics LP, 6.375%, 10/01/2030		599,000	605,760
Pembina Pipeline Corp., 4.81%, 3/25/2044	CAD	548,000	367,355
Peru LNG, 5.375%, 3/22/2030		$959,785	861,331
Plains All American Pipeline LP, 5.7%, 9/15/2034		469,000	473,058
Prairie Acquiror LP, 9%, 8/01/2029 (n)		397,000	402,493

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (n)		$405,000	$383,993
Sunoco LP, 7.25%, 5/01/2032 (n)		612,000	637,108
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)		849,000	815,359
Tallgrass Energy Partners LP, 7.375%, 2/15/2029 (n)		300,000	300,988
Targa Resources Corp., 4.2%, 2/01/2033		201,000	184,768
Targa Resources Corp., 4.95%, 4/15/2052		325,000	282,845
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)		551,000	508,047
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)		893,000	813,913
Venture Global LNG, Inc., 8.125%, 6/01/2028 (n)		441,000	457,662
Venture Global LNG, Inc., 9.5%, 2/01/2029 (n)		542,000	599,075
Venture Global LNG, Inc., 7%, 1/15/2030 (n)		254,000	255,568
Venture Global LNG, Inc., 8.375%, 6/01/2031 (n)		740,000	768,627
Venture Global LNG, Inc., 9% to 9/30/2029, FLR (CMT - 5yr. + 5.44%) to 3/30/2173 (n)		622,000	621,954
Vier Gas Transport GmbH, 3.375%, 11/11/2031 (w)	EUR	500,000	539,268
			$14,795,564
Municipals – 0.5%
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 2.641%, 7/01/2037		$475,000	$417,094
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040		605,000	496,337
National Finance Authority, NH, Utility Refunding Rev., Taxable (Wheeling Power Co. Project), “A”, 6.89%, 4/01/2034		365,000	376,322
			$1,289,753
Natural Gas - Distribution – 0.2%
ENGIE S.A., 3.875%, 3/06/2036	EUR	200,000	$220,489
ENGIE S.A., 4.25%, 1/11/2043		200,000	220,764
Naturgy Finance Iberia S.A., 3.25%, 10/02/2030		200,000	215,240
			$656,493
Natural Gas - Pipeline – 0.4%
APA Infrastructure Ltd., 5.125%, 9/16/2034 (n)		$362,000	$351,218
APA Infrastructure Ltd., 2.5%, 3/15/2036	GBP	740,000	690,905
APA Infrastructure Ltd., 5.75%, 9/16/2044 (n)		$136,000	133,369
			$1,175,492
Network & Telecom – 0.6%
Altice Financing S.A., 5.75%, 8/15/2029 (n)		$240,000	$196,830
Frontier Communications Holdings LLC, 6.75%, 5/01/2029 (n)		371,000	369,046
Iliad Holding S.A.S., 7%, 10/15/2028 (n)		854,000	865,034

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Network & Telecom – continued
Iliad Holding S.A.S., 6.875%, 4/15/2031 (n)	EUR	233,000	$269,622
Orange S.A., 1.375%, 9/04/2049		100,000	72,971
			$1,773,503
Oil Services – 0.5%
Nabors Industries, Inc., 8.875%, 8/15/2031 (n)		$545,000	$515,256
U.S.A. Compression Partners LP/Finance Co., 7.125%, 3/15/2029 (n)		601,000	612,114
Valaris Ltd., 8.375%, 4/30/2030 (n)		247,000	250,606
			$1,377,976
Oils – 0.3%
Raizen Fuels Finance S.A., 6.45%, 3/05/2034 (n)		$402,000	$410,071
Raizen Fuels Finance S.A., 5.7%, 1/17/2035 (n)		458,000	438,672
			$848,743
Other Banks & Diversified Financials – 2.3%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)		$621,000	$652,842
AIB Group PLC, 5.871% to 3/28/2034, FLR (SOFR - 1 day + 1.91%) to 3/28/2035 (n)		400,000	408,855
Banque Federative du Credit Mutuel S.A., 3.75%, 2/03/2034	EUR	200,000	220,296
BPCE S.A., 4.5%, 3/15/2025 (n)		$544,000	541,966
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		750,000	626,330
CaixaBank S.A., 4.375%, 8/08/2036	EUR	500,000	547,405
Commerzbank AG, 4% to 7/16/2031, FLR (EURIBOR - 3mo. + 1.25%) to 7/16/2032		300,000	328,774
Commerzbank AG, 3.875%, 10/15/2035		200,000	213,725
Coventry Building Society, 3.125%, 10/29/2029		220,000	236,681
Deutsche Bank AG, 6.125% to 12/12/2029, FLR (SONIA + 2.621%) to 12/12/2030	GBP	300,000	391,889
Intesa Sanpaolo S.p.A., 7.2%, 11/28/2033 (n)		$529,000	583,532
M&T Bank Corp., 4.553% to 8/16/2027, FLR (SOFR - 1 day + 1.78%) to 8/16/2028		180,000	177,936
Macquarie Group Ltd., 6.255% to 12/07/2033, FLR (SOFR - 1 day + 2.303%) to 12/07/2034 (n)		426,000	453,364
Manufacturers and Traders Trust Co., 4.7%, 1/27/2028		359,000	355,686
PKO Bank Polski S.A., 3.875% to 9/12/2026, FLR (EURIBOR - 3mo. + 1.4%) to 9/12/2027	EUR	340,000	369,859
Truist Financial Corp., 5.435% to 1/24/2029, FLR (SOFR - 1 day + 1.62%) to 1/24/2030		$239,000	241,867

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Truist Financial Corp., 5.711% to 1/24/2034, FLR (SOFR - 1 day + 1.922%) to 1/24/2035		$174,000	$177,151
			$6,528,158
Pharmaceuticals – 0.8%
1375209 B.C. Ltd., 9%, 1/30/2028 (n)		$254,000	$253,534
AbbVie, Inc., 5.35%, 3/15/2044		226,000	226,677
AbbVie, Inc., 5.4%, 3/15/2054		282,000	284,133
Bausch Health Co., Inc., 4.875%, 6/01/2028 (n)		240,000	185,450
Bausch Health Co., Inc., 5.25%, 1/30/2030 (n)		214,000	117,720
Bristol-Myers Squibb Co., 5.5%, 2/22/2044		188,000	191,278
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)		380,000	360,055
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)		715,000	652,085
			$2,270,932
Pollution Control – 0.7%
GFL Environmental, Inc., 4%, 8/01/2028 (n)		$641,000	$606,231
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)		179,000	167,824
GFL Environmental, Inc., 6.75%, 1/15/2031 (n)		248,000	255,345
Stericycle, Inc., 3.875%, 1/15/2029 (n)		530,000	520,750
Waste Management, Inc., 4.625%, 2/15/2033		290,000	285,477
Wrangler Holdco Corp., 6.625%, 4/01/2032 (n)		129,000	131,667
			$1,967,294
Precious Metals & Minerals – 0.7%
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		$198,000	$188,791
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)		608,000	598,174
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		711,000	693,199
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)		459,000	476,047
			$1,956,211
Railroad & Shipping – 0.1%
Burlington Northern Sante Fe LLC, 5.5%, 3/15/2055		$397,000	$405,894
Real Estate - Healthcare – 0.1%
MPT Operating Partnership LP/MPT Finance Corp., REIT, 5%, 10/15/2027		$242,000	$213,575
Real Estate - Office – 0.6%
Alexandrite Monnet UK Holdco PLC, 10.5%, 5/15/2029	EUR	520,000	$612,917
Boston Properties LP, REIT, 3.65%, 2/01/2026		$363,000	356,209
Boston Properties LP, REIT, 2.75%, 10/01/2026		204,000	195,531
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		245,000	235,643
Corporate Office Property LP, REIT, 2%, 1/15/2029		95,000	83,336

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – continued
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		$208,000	$177,730
			$1,661,366
Real Estate - Other – 1.1%
Cousins Properties, Inc., REIT, 5.875%, 10/01/2034		$245,000	$247,158
EPR Properties, REIT, 3.6%, 11/15/2031		630,000	555,442
Lexington Realty Trust Co., 2.7%, 9/15/2030		249,000	215,520
Park Intermediate Holdings LLC, 4.875%, 5/15/2029 (n)		508,000	483,868
RHP Hotel Properties LP/RHP Finance Corp., 7.25%, 7/15/2028 (n)		859,000	890,968
XHR LP, REIT, 4.875%, 6/01/2029 (n)		637,000	597,922
			$2,990,878
Real Estate - Retail – 0.5%
Hammerson PLC, 5.875%, 10/08/2036	GBP	138,000	$171,035
STORE Capital Corp., REIT, 2.75%, 11/18/2030		$316,000	270,182
STORE Capital Corp., REIT, 2.7%, 12/01/2031		371,000	306,262
Unibail-Rodamco-Westfield SE, 3.875%, 9/11/2034	EUR	300,000	323,355
WEA Finance LLC, REIT, 2.875%, 1/15/2027 (n)		$400,000	379,930
			$1,450,764
Restaurants – 0.5%
1011778 B.C. ULC/New Red Finance, Inc., 6.125%, 6/15/2029 (n)		$301,000	$306,255
1011778 B.C. ULC/New Red Finance, Inc., 4%, 10/15/2030 (n)		358,000	323,327
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)		549,000	499,305
New Red Finance, Inc., 5.625%, 9/15/2029 (n)		251,000	250,366
			$1,379,253
Retailers – 1.2%
Alimentation Couche-Tard, Inc., 4.011%, 2/12/2036	EUR	130,000	$140,239
Home Depot, Inc., 4.85%, 6/25/2031		$111,000	111,638
Home Depot, Inc., 4.875%, 2/15/2044		129,000	121,657
Home Depot, Inc., 3.625%, 4/15/2052		379,000	287,466
L Brands, Inc., 6.625%, 10/01/2030 (n)		444,000	444,575
Macy's Retail Holdings LLC, 5.875%, 4/01/2029 (n)		387,000	378,147
Mavis Tire Express Services Corp., 6.5%, 5/15/2029 (n)		247,000	236,713
Maxeda DIY Holding B.V., 5.875%, 10/01/2026	EUR	310,000	264,704
Parkland Corp., 4.625%, 5/01/2030 (n)		$876,000	805,160
Parkland Corp., 6.625%, 8/15/2032 (n)		102,000	101,787
Penske Automotive Group Co., 3.75%, 6/15/2029		655,000	599,355
			$3,491,441

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Specialty Chemicals – 0.3%
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		$356,000	$326,051
International Flavors & Fragrances, Inc., 4.375%, 6/01/2047		320,000	256,493
International Flavors & Fragrances, Inc., 5%, 9/26/2048		201,000	178,704
			$761,248
Specialty Stores – 1.0%
Carvana Co., 12% (9% Cash or 12% PIK) to 8/15/2025, 9% Cash to 12/01/2028 (n)(p)		$202,000	$213,648
Carvana Co., 14% (9% Cash or 14% PIK) to 8/15/2025, 9% Cash to 6/01/2031 (n)(p)		395,340	471,335
DICK'S Sporting Goods, 4.1%, 1/15/2052		642,000	471,404
Michael Cos., Inc., 5.25%, 5/01/2028 (n)		287,000	206,522
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		322,000	169,813
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)		815,000	791,032
Richemont International S.A., 1.5%, 3/26/2030	EUR	410,000	413,075
			$2,736,829
Supermarkets – 0.6%
KeHE Distributors LLC/KeHE Finance Corp., 9%, 2/15/2029 (n)		$671,000	$694,794
Kroger Co., 5%, 9/15/2034		182,000	179,017
Kroger Co., 5.5%, 9/15/2054		328,000	318,524
Ocado Group PLC, 10.5%, 8/08/2029	GBP	300,000	386,787
Tesco Corporate Treasury Services PLC, 5.125%, 5/22/2034		200,000	245,757
			$1,824,879
Supranational – 2.1%
European Investment Bank, 2.25%, 12/14/2029	EUR	2,267,000	$2,421,863
European Union, 1.625%, 12/04/2029		2,870,000	2,966,132
European Union, 2.5%, 10/04/2052		460,000	422,768
			$5,810,763
Telecommunications - Wireless – 2.0%
Altice France S.A., 5.5%, 1/15/2028 (n)		$483,000	$374,808
Altice France S.A., 5.125%, 7/15/2029 (n)		200,000	149,591
American Tower Corp., 5.45%, 2/15/2034		464,000	470,068
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)		625,000	563,854
SBA Communications Corp., 3.875%, 2/15/2027		476,000	460,693
SBA Communications Corp., 3.125%, 2/01/2029		929,000	845,429
TDF Infrastructure S.A.S., 4.125%, 10/23/2031	EUR	300,000	322,244
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)		$576,000	574,560

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
T-Mobile USA, Inc., 3.875%, 4/15/2030		$181,000	$171,899
T-Mobile USA, Inc., 5.75%, 1/15/2034		164,000	170,850
Vodafone Group PLC, 5.625%, 2/10/2053		360,000	350,828
Zegona Finance PLC, 6.75%, 7/15/2029 (n)	EUR	100,000	114,350
Zegona Finance PLC, 6.75%, 7/15/2029		361,000	412,802
Zegona Finance PLC, 8.625%, 7/15/2029 (n)		$531,000	560,869
			$5,542,845
Telephone Services – 0.4%
Level 3 Financing, Inc., 11%, 11/15/2029 (n)		$252,359	$284,765
Level 3 Financing, Inc., 3.875%, 10/15/2030 (n)		277,594	210,969
TELUS Corp., 2.85%, 11/13/2031	CAD	912,000	594,387
Uniti Group/CSL Capital Co., 6.5%, 2/15/2029 (n)		$150,000	129,136
			$1,219,257
Tobacco – 0.4%
B.A.T. International Finance PLC, 4.125%, 4/12/2032	EUR	640,000	$701,255
Imperial Brands Finance PLC, 5.5%, 2/01/2030 (n)		$445,000	449,953
			$1,151,208
Transportation - Services – 1.0%
Autostrade per l’Italia S.p.A., 5.125%, 6/14/2033	EUR	170,000	$197,652
Avis Budget Finance PLC, 7.25%, 7/31/2030 (n)		447,000	488,777
DSV Finance B.V., 3.25%, 11/06/2030 (w)		100,000	108,789
DSV Finance B.V., 3.375%, 11/06/2032 (w)		100,000	108,942
DSV Finance B.V., 3.375%, 11/06/2034 (w)		100,000	107,931
Element Fleet Management Corp., 6.271%, 6/26/2026 (n)		$306,000	312,022
Element Fleet Management Corp., 6.319%, 12/04/2028 (n)		224,000	234,208
Heathrow Funding Ltd., 6%, 3/05/2032	GBP	300,000	380,211
Transurban Finance Co Pty Ltd., 3.974%, 3/12/2036	EUR	200,000	219,063
Triton International Ltd., 3.15%, 6/15/2031 (n)		$486,000	414,314
United Parcel Service, 5.05%, 3/03/2053		252,000	239,806
			$2,811,715
U.S. Treasury Obligations – 4.8%
U.S. Treasury Bonds, 2.375%, 2/15/2042 (f)		$8,032,000	$5,917,325
U.S. Treasury Bonds, 4.375%, 8/15/2043		178,000	173,585
U.S. Treasury Bonds, 4.625%, 5/15/2044		185,000	185,925
U.S. Treasury Bonds, 4.625%, 5/15/2054		2,990,000	3,059,611
U.S. Treasury Notes, 4.125%, 8/31/2030 (f)		4,180,000	4,163,835
			$13,500,281

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – 6.0%
Adani Electricity Mumbai Ltd., 3.949%, 2/12/2030 (n)		$720,000	$634,609
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		86,000	73,530
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043		94,000	91,525
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053		79,000	67,890
Bruce Power LP, 2.68%, 12/21/2028	CAD	750,000	513,481
Bruce Power LP, 4.7%, 6/21/2031		238,000	174,411
Calpine Corp., 4.5%, 2/15/2028 (n)		$911,000	877,433
Calpine Corp., 5.125%, 3/15/2028 (n)		417,000	407,549
Chile Electricity Lux MPC II S.à r.l., 5.58%, 10/20/2035 (n)		519,000	515,886
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)		278,000	269,660
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		1,153,000	1,029,275
Clearway Energy Operating LLC, 3.75%, 1/15/2032 (n)		173,000	153,303
Duke Energy Corp., 3.75%, 4/01/2031	EUR	430,000	469,035
Duke Energy Florida LLC, 6.2%, 11/15/2053		$366,000	401,455
E.ON International Finance B.V., 5.875%, 10/30/2037	GBP	300,000	391,385
Enel Finance International N.V., 2.5%, 7/12/2031 (n)		$484,000	410,220
Enel Finance International N.V., 3.875%, 1/23/2035	EUR	320,000	353,313
Enel Finance International N.V., 4.5%, 2/20/2043		230,000	261,361
ENGIE Energia Chile S.A., 6.375%, 4/17/2034 (n)		$200,000	204,300
EPH Financing International A.S., 6.651%, 11/13/2028	EUR	474,000	554,263
EPH Financing International A.S., 5.875%, 11/30/2029		417,000	475,925
Eversource Energy, 5.5%, 1/01/2034		$472,000	475,314
Georgia Power Co., 4.95%, 5/17/2033		593,000	591,365
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		186,000	158,839
Listrindo Capital B.V., 4.95%, 9/14/2026		910,000	901,007
Mercury Chile Holdco LLC, 6.5%, 1/24/2027		448,000	444,678
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)		720,000	691,203
NextEra Energy, Inc., 7.25%, 1/15/2029 (n)		272,000	279,781
Oncor Electric Delivery, 3.5%, 5/15/2031	EUR	300,000	328,706
Pacific Gas & Electric Co., 6.1%, 1/15/2029		$266,000	276,197
Pacific Gas & Electric Co., 6.4%, 6/15/2033		218,000	231,997
Pacific Gas & Electric Co., 5.9%, 10/01/2054		229,000	228,929
PG&E Corp., 5.25%, 7/01/2030		606,000	590,574
PPL Electric Utilities Corp. 1st Mortgage, 5.25%, 5/15/2053		512,000	505,305
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033		639,955	649,498
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		565,000	563,655
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)		659,000	643,853
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)		541,000	504,772
Xcel Energy, Inc., 4.6%, 6/01/2032		237,000	227,495
Xcel Energy, Inc., 5.5%, 3/15/2034		184,000	185,558
			$16,808,535

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Gas – 0.7%
EP Infrastructure A.S., 1.698%, 7/30/2026	EUR	560,000	$587,186
EP Infrastructure A.S., 2.045%, 10/09/2028		1,291,000	1,298,262
EP Infrastructure A.S., 1.816%, 3/02/2031		168,000	156,705
			$2,042,153
Utilities - Other – 0.2%
Aegea Finance S.à r.l., 9%, 1/20/2031 (n)		$448,000	$477,644
Total Bonds (Identified Cost, $371,353,968)			$364,538,358
Exchange-Traded Funds – 0.6%
Special Products & Services – 0.6%
Invesco Senior Loan Fund ETF (Identified Cost, $1,689,725)		79,900	$1,677,101
Common Stocks – 0.1%
Cable TV – 0.1%
Intelsat Emergence S.A. (a)		5,426	$157,355
Oil Services – 0.0%
LTRI Holdings LP (a)(u)		520	$118,336
Total Common Stocks (Identified Cost, $632,367)			$275,691

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	N/A	7,000	$4,919

Investment Companies (h) – 2.6%
Money Market Funds – 2.6%
MFS Institutional Money Market Portfolio, 4.87% (v) (Identified Cost, $7,218,193)	7,217,520	$7,218,242

Portfolio of Investments – continued
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options – 0.0%
Market Index Securities – 0.0%
iTraxx Europe Crossover Series 41 Index Credit Default Swap – Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – November 2024 @ 3.375%	Put	Citibank N.A.	$ 13,395,830	EUR 11,230,000	$13,403
iTraxx Europe Crossover Series 41 Index Credit Default Swap – Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – November 2024 @ 3.375%	Put	Citibank N.A.	17,892,916	15,000,000	17,902
iTraxx Europe Crossover Series 41 Index Credit Default Swap – Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – November 2024 @ 3.375%	Put	Goldman Sachs International	8,946,458	7,500,000	8,951
iTraxx Europe Crossover Series 42 Index Credit Default Swap - Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – December 2024 @ 3.5%	Put	Goldman Sachs International	7,335,976	6,210,000	32,874

Portfolio of Investments – continued
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options – continued
Market Index Securities – continued
iTraxx Europe Crossover Series 42 Index Credit Default Swap - Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – December 2024 @ 3.5%	Put	Barclays Bank PLC	$ 6,650,812	EUR 5,630,000	$29,803
Total Purchased Options (Premiums Paid, $295,840)					$102,933

Written Options (see table below) – (0.0)%
(Premiums Received, $71,792)	$(12,303)

Other Assets, Less Liabilities – (33.2)%	(93,184,957)
Net Assets – 100.0%	$280,619,984

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,218,242 and $366,599,002, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $202,508,324, representing 72.2% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CDI	Interbank Deposit Certificates
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation

Portfolio of Investments – continued
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi (Offshore)
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

Portfolio of Investments – continued
Derivative Contracts at 10/31/24
Written Options
Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives
Market Index Securities
iTraxx Europe Crossover Series 41 Index Credit Default Swap – Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent	Put	Citibank N.A.	EUR (7,100,000)	$(8,469,313)	4%	November – 2024	$(3,382)
iTraxx Europe Crossover Series 41 Index Credit Default Swap – Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent	Put	Goldman Sachs International	(7,500,000)	(8,946,458)	4%	November – 2024	(3,572)
iTraxx Europe Crossover Series 41 Index Credit Default Swap – Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent	Put	Citibank N.A.	(11,230,000)	(13,395,830)	4%	November – 2024	(5,349)
							$(12,303)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CHF	1,215,776	USD	1,417,557	Merrill Lynch International	1/17/2025	$2,148
EUR	487,933	USD	528,757	HSBC Bank	1/17/2025	3,706
EUR	1,628,173	USD	1,765,712	Merrill Lynch International	1/17/2025	11,048
EUR	983,011	USD	1,070,763	State Street Bank Corp.	1/17/2025	1,957
IDR	22,027,321,257	USD	1,395,327	Citibank N.A.	2/03/2025	4,001

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
IDR	22,027,321,257	USD	1,400,160	Citibank N.A.	11/01/2024	$3,301
INR	118,518,034	USD	1,406,175	Citibank N.A.	12/12/2024	1,236
KRW	6,136,982,040	USD	4,422,754	Citibank N.A.	11/01/2024	24,334
KRW	7,270,218,133	USD	5,255,706	JPMorgan Chase Bank N.A.	11/01/2024	12,568
USD	1,766,938	AUD	2,597,475	HSBC Bank	1/17/2025	56,488
USD	5,839,623	AUD	8,664,077	State Street Bank Corp.	1/17/2025	134,285
USD	6,244,371	CAD	8,488,894	State Street Bank Corp.	1/17/2025	131,176
USD	1,897,967	CHF	1,613,102	HSBC Bank	1/17/2025	14,291
USD	1,493,748	CNH	10,510,533	HSBC Bank	1/17/2025	10,643
USD	1,389,052	CZK	31,947,330	Merrill Lynch International	1/17/2025	13,650
USD	713,916	CZK	16,459,300	UBS AG	1/17/2025	5,307
USD	28,581,993	EUR	25,999,395	BNP Paribas S.A.	1/17/2025	209,884
USD	327,290	EUR	299,847	Citibank N.A.	1/17/2025	79
USD	219,340	EUR	198,992	HSBC Bank	1/17/2025	2,188
USD	28,625,193	EUR	26,036,512	JPMorgan Chase Bank N.A.	1/17/2025	212,580
USD	1,132,093	EUR	1,030,290	State Street Bank Corp.	1/17/2025	7,779
USD	424,054	EUR	387,031	UBS AG	1/17/2025	1,702
USD	724,041	GBP	557,995	Barclays Bank PLC	1/17/2025	4,675
USD	1,323,255	GBP	1,014,421	JPMorgan Chase Bank N.A.	1/17/2025	15,467
USD	1,505,900	GBP	1,155,441	State Street Bank Corp.	1/17/2025	16,310
USD	1,400,722	IDR	21,921,300,699	Barclays Bank PLC	2/03/2025	8,130
USD	714,346	INR	59,983,785	Citibank N.A.	12/12/2024	2,034
USD	2,866,074	JPY	421,176,396	Goldman Sachs International	1/17/2025	66,805
USD	1,282,457	JPY	192,719,388	State Street Bank Corp.	1/17/2025	1,584
USD	1,413,589	KRW	1,939,586,020	Barclays Bank PLC	2/03/2025	1,615
USD	290,528	KRW	383,540,494	Citibank N.A.	11/01/2024	12,600
USD	5,278,448	KRW	7,270,218,133	JPMorgan Chase Bank N.A.	11/01/2024	10,174
USD	6,380	MXN	126,152	Barclays Bank PLC	1/17/2025	153
USD	6,377	MXN	126,152	HSBC Bank	1/17/2025	150
USD	708,729	MYR	3,026,273	Barclays Bank PLC	12/12/2024	16,265
USD	60,449	NZD	98,609	State Street Bank Corp.	1/17/2025	1,464
USD	4,290,208	SEK	44,312,911	State Street Bank Corp.	1/17/2025	114,284
USD	706,246	SGD	928,182	State Street Bank Corp.	1/17/2025	1,004
						$1,137,065
Liability Derivatives
AUD	2,198,321	USD	1,481,677	State Street Bank Corp.	1/17/2025	$(34,072)
BRL	2,342,471	USD	426,336	Goldman Sachs International	12/20/2024	(23,253)
CAD	1,943,941	USD	1,435,563	NatWest Markets PLC	1/17/2025	(35,653)
CHF	390,729	USD	459,534	State Street Bank Corp.	1/17/2025	(3,266)
EUR	292,397	USD	322,281	Deutsche Bank AG	1/17/2025	(3,200)
EUR	1,176,253	USD	1,286,261	HSBC Bank	1/17/2025	(2,663)
EUR	821,586	USD	903,352	State Street Bank Corp.	1/17/2025	(6,788)
GBP	467,438	USD	610,835	HSBC Bank	1/17/2025	(8,216)
GBP	475,641	USD	619,909	State Street Bank Corp.	1/17/2025	(6,714)
IDR	22,027,321,257	USD	1,422,669	Barclays Bank PLC	11/01/2024	(19,208)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
JPY	621,407,622	USD	4,252,221	JPMorgan Chase Bank N.A.	1/17/2025	$(122,153)
KRW	1,332,834,361	USD	1,020,313	Barclays Bank PLC	11/01/2024	(54,491)
KRW	567,482,720	USD	420,869	Citibank N.A.	11/01/2024	(9,650)
MYR	2,972,388	USD	723,473	Barclays Bank PLC	12/12/2024	(43,338)
NOK	53,597,780	USD	4,977,413	State Street Bank Corp.	1/17/2025	(103,580)
NZD	153,817	USD	94,296	JPMorgan Chase Bank N.A.	1/17/2025	(2,286)
PEN	140,575	USD	37,417	Goldman Sachs International	1/24/2025	(188)
SEK	590,731	USD	57,216	State Street Bank Corp.	1/17/2025	(1,547)
SGD	920,185	USD	709,700	State Street Bank Corp.	1/17/2025	(10,534)
USD	891,111	EUR	817,975	HSBC Bank	1/17/2025	(1,512)
USD	3,127,084	EUR	2,881,381	JPMorgan Chase Bank N.A.	1/17/2025	(17,253)
USD	216,136	EUR	198,564	State Street Bank Corp.	1/17/2025	(549)
USD	379,430	GBP	294,978	HSBC Bank	1/17/2025	(855)
USD	1,400,160	IDR	22,027,321,257	Barclays Bank PLC	11/01/2024	(3,300)
USD	1,401,229	IDR	22,027,321,257	Citibank N.A.	11/01/2024	(2,232)
USD	963,518	KRW	1,332,834,361	Barclays Bank PLC	11/01/2024	(2,304)
USD	4,165,478	KRW	5,753,441,546	Citibank N.A.	2/03/2025	(22,898)
USD	4,569,453	KRW	6,320,924,266	Citibank N.A.	11/01/2024	(10,927)
						$(552,630)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	4	$514,070	December – 2024	$3,515
Euro-Bund 10 yr	Short	EUR	81	11,612,600	December – 2024	138,149
Euro-Buxl 30 yr	Short	EUR	3	431,924	December – 2024	8,680
Euro-Schatz 2 yr	Short	EUR	229	26,538,551	December – 2024	29,381
Long Gilt 10 yr	Short	GBP	5	606,300	December – 2024	29,189
U.S. Treasury Note 10 yr	Short	USD	48	5,302,500	December – 2024	182,823
U.S. Treasury Note 5 yr	Short	USD	162	17,371,969	December – 2024	399,721
U.S. Treasury Ultra Bond 30 yr	Short	USD	20	2,512,500	December – 2024	166,326
U.S. Treasury Ultra Note 10 yr	Short	USD	48	5,460,000	December – 2024	218,899
						$1,176,683
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	39	$4,600,781	December – 2024	$(261,849)
U.S. Treasury Note 2 yr	Long	USD	122	25,125,328	December – 2024	(263,208)
						$(525,057)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
6/20/28	EUR	560,000	Barclays Bank PLC	5.00% / Quarterly	1	$35,445	$59,984	$95,429
(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Glencore PLC, 1.75%, 3/17/25, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch,and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.
At October 31, 2024, the fund had liquid securities with an aggregate value of $1,092,733 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/24
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $373,971,900)	$366,599,002
Investments in affiliated issuers, at value (identified cost, $7,218,193)	7,218,242
Cash	334,509
Foreign currency, at value (identified cost, $21,210)	21,250
Receivables for
Forward foreign currency exchange contracts	1,137,065
Net daily variation margin on open futures contracts	66,852
Investments sold	2,293,719
Interest	4,859,056
Uncleared swaps, at value (net of unamortized premiums paid, $59,984)	95,429
Other assets	9,025
Total assets	$382,634,149
Liabilities
Notes payable	$95,000,000
Payables for
Distributions	175,639
Forward foreign currency exchange contracts	552,630
Investments purchased	1,452,315
When-issued investments purchased	4,441,823
Written options (premiums received, $71,792)	12,303
Payable to affiliates
Investment adviser	12,557
Administrative services fee	276
Transfer agent and dividend disbursing costs	2,171
Payable for independent Trustees' compensation	13
Accrued interest expense	60,353
Deferred foreign capital gains tax expense payable	133,131
Accrued expenses and other liabilities	170,954
Total liabilities	$102,014,165
Net assets	$280,619,984

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$328,669,986
Total distributable earnings (loss)	(48,050,002)
Net assets	$280,619,984
Shares of beneficial interest outstanding (unlimited number of shares authorized)	55,301,715
Net asset value per share (net assets of $280,619,984 / 55,301,715 shares of beneficial interest outstanding)	$5.07
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/24
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$22,155,426
Dividends from affiliated issuers	332,096
Dividends from unaffiliated issuers	168,588
Other	10,738
Foreign taxes withheld	(448)
Total investment income	$22,666,400
Expenses
Management fee	$2,198,886
Transfer agent and dividend disbursing costs	95,037
Administrative services fee	50,378
Independent Trustees' compensation	12,334
Stock exchange fee	55,539
Custodian fee	49,516
Shareholder communications	134,878
Audit and tax fees	99,605
Legal fees	6,306
Interest expense and fees	6,151,103
Miscellaneous	58,316
Total expenses	$8,911,898
Net investment income (loss)	$13,754,502

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(3,034,698)
Affiliated issuers	(2,006)
Written options	27,282
Futures contracts	(102,028)
Swap agreements	38,999
Forward foreign currency exchange contracts	(2,819,929)
Foreign currency	(57,650)
Net realized gain (loss)	$(5,950,030)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $1,469 increase in deferred foreign capital gains tax)	$36,913,678
Affiliated issuers	73
Written options	59,489
Futures contracts	247,039
Swap agreements	73,145
Forward foreign currency exchange contracts	106,871
Translation of assets and liabilities in foreign currencies	26,176
Net unrealized gain (loss)	$37,426,471
Net realized and unrealized gain (loss)	$31,476,441
Change in net assets from operations	$45,230,943
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/24	10/31/23
Change in net assets
From operations
Net investment income (loss)	$13,754,502	$14,966,204
Net realized gain (loss)	(5,950,030)	(23,619,052)
Net unrealized gain (loss)	37,426,471	26,649,339
Change in net assets from operations	$45,230,943	$17,996,491
Distributions to shareholders	$(12,663,993)	$(13,436,563)
Tax return of capital distributions to shareholders	$(9,679,669)	$(9,565,816)
Change in net assets from fund share transactions	$(6,722,168)	$(12,353,266)
Total change in net assets	$16,165,113	$(17,359,154)
Net assets
At beginning of period	264,454,871	281,814,025
At end of period	$280,619,984	$264,454,871
See Notes to Financial Statements

Financial Statements
Statement of Cash Flows
Year ended 10/31/24
This statement provides a summary of cash flows from investment activity for the fund.
Cash flows from operating activities:
Change in net assets from operations	$45,230,943
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(293,458,021)
Proceeds from disposition of investment securities	315,341,736
Purchase of short-term investments, net	(1,472,887)
Realized gain/loss on investments	3,038,655
Unrealized appreciation/depreciation on investments	(36,915,220)
Unrealized appreciation/depreciation on foreign currency contracts	(106,871)
Unrealized appreciation/depreciation on swaps	(73,145)
Net amortization/accretion of income	(1,941,326)
Amortization of debt issuance costs	53,723
Decrease in interest receivable	347,407
Decrease in accrued expenses and other liabilities	(55,231)
Decrease in receivable for net daily variation margin on open futures contracts	1,810
Decrease in other assets	560
Decrease in interest payable	(173,680)
Net cash provided by operating activities	$29,818,453
Cash flows from financing activities:
Adjustment for debt issuance costs	$10,397
Distributions paid in cash	(22,333,105)
Repurchase of shares of beneficial interest	(7,166,975)
Decrease in payable to custodian	(3,024)
Net cash used by financing activities	$(29,492,707)
Net increase in cash and restricted cash	$325,746
Cash and restricted cash:
Beginning of period (including foreign currency of $13)	$30,013
End of period (including foreign currency of $21,250)	$355,759
Supplemental disclosure of cash flow information:
Cash paid during the year ended October 31, 2024 for interest was $6,271,060.
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Net asset value, beginning of period	$4.66	$4.73	$6.12	$6.19	$6.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.25	$0.28	$0.29
Net realized and unrealized gain (loss)	0.55	0.04	(1.21)	0.15	(0.01)
Total from investment operations	$0.80	$0.30	$(0.96)	$0.43	$0.28
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.39)	$(0.30)	$(0.34)
From tax return of capital	(0.17)	(0.16)	(0.05)	(0.20)	(0.15)
Total distributions declared to shareholders	$(0.40)	$(0.39)	$(0.44)	$(0.50)	$(0.49)
Net increase from repurchase of capital shares	$0.01	$0.02	$0.01	$—	$0.03
Net asset value, end of period (x)	$5.07	$4.66	$4.73	$6.12	$6.19
Market value, end of period	$4.76	$4.22	$4.32	$6.58	$5.67
Total return at market value (%)	22.85	6.53	(28.43)	25.80	2.77
Total return at net asset value (%) (j)(s)(x)	18.50	7.44	(15.74)	7.18	5.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses	3.17	2.92	1.40	1.01	1.17
Net investment income (loss)	4.89	5.21	4.57	4.40	4.63
Portfolio turnover rate	78	67	56	70	78
Net assets at end of period (000 omitted)	$280,620	$264,455	$281,814	$369,818	$372,635
Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees	0.98	0.99	0.86	0.81	0.84
Senior Securities:
Total notes payable outstanding (000 omitted)	$95,000	$95,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$3,954	$3,784	$3,818	$4,698	$4,726

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund's total liabilities (not including notes payable) from the fund's total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Multimarket Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which affects all public entities that are required to report segment information in accordance with Topic 280. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows. Although management is still evaluating the disclosures required by ASU 2023-07, adoption of the standard will not affect the fund's financial position or its results of operations.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

Notes to Financial Statements  - continued
Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements  - continued
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of October 31, 2024 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,677,101	$—	$118,336	$1,795,437
Luxembourg	—	157,355	—	157,355
United Kingdom	—	4,919	—	4,919
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	13,500,281	—	13,500,281
Non - U.S. Sovereign Debt	—	64,924,007	—	64,924,007
Municipal Bonds	—	1,289,753	—	1,289,753
U.S. Corporate Bonds	—	183,624,638	—	183,624,638
Residential Mortgage-Backed Securities	—	1,313,174	—	1,313,174
Commercial Mortgage-Backed Securities	—	4,294,380	—	4,294,380
Asset-Backed Securities (including CDOs)	—	5,349,472	—	5,349,472
Foreign Bonds	—	90,345,586	—	90,345,586
Mutual Funds	7,218,242	—	—	7,218,242
Total	$8,895,343	$364,803,565	$118,336	$373,817,244
Other Financial Instruments
Futures Contracts – Assets	$1,176,683	$—	$—	$1,176,683
Futures Contracts – Liabilities	(525,057)	—	—	(525,057)
Forward Foreign Currency Exchange Contracts – Assets	—	1,137,065	—	1,137,065
Forward Foreign Currency Exchange Contracts – Liabilities	—	(552,630)	—	(552,630)
Swap Agreements – Assets	—	95,429	—	95,429
Written Options - Liabilities	—	(12,303)	—	(12,303)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 10/31/23	$185,208
Change in unrealized appreciation or depreciation	(66,872)
Balance as of 10/31/24	$118,336
At October 31, 2024, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement

Notes to Financial Statements  - continued
purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Written Option Contracts	$—	$(12,303)
Credit	Purchased Option Contracts	102,933	—
Interest Rate	Futures Contracts	1,176,683	(525,057)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,137,065	(552,630)
Credit	Uncleared Swap Agreements	95,429	—
Total		$2,512,110	$(1,089,990)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(102,028)	$(63,637)	$—	$—	$—
Foreign Exchange	—	—	(2,819,929)	—	—
Credit	—	102,636	—	(147,075)	27,282
Total	$(102,028)	$38,999	$(2,819,929)	$(147,075)	$27,282
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$247,039	$46,508	$—	$—	$—
Foreign Exchange	—	—	106,871	—	—
Credit	—	26,637	—	(188,861)	59,489
Total	$247,039	$73,145	$106,871	$(188,861)	$59,489
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to

Notes to Financial Statements  - continued
cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities.  The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation.  When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option.  For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it.  The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.  Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction.  Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker.  For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call

Notes to Financial Statements  - continued
and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Notes to Financial Statements  - continued
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to

Notes to Financial Statements  - continued
the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the  Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At October 31, 2024, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund's Statement of Assets and Liabilities includes cash on hand at the fund's custodian bank and does not include any short-term investments. Restricted cash is presented in the fund's Statement of Assets

Notes to Financial Statements  - continued
and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:
10/31/24
Cash	$355,759
Restricted cash	—
Restricted cash included in deposits with brokers	—
Total cash and restricted cash in the Statement of Cash Flows	$355,759
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments

Notes to Financial Statements  - continued
for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund employs a managed distribution policy whereby the fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Distributions in any year may include a substantial return of capital component. Please refer to the Financial Highlights for distributions of tax returns of capital made during the prior five years. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/24	Year ended 10/31/23
Ordinary income (including any short-term capital gains)	$12,663,993	$13,436,563
Tax return of capital (b)	9,679,669	9,565,816
Total distributions	$22,343,662	$23,002,379

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/24
Cost of investments	$384,995,816
Gross appreciation	6,620,302
Gross depreciation	(16,479,687)
Net unrealized appreciation (depreciation)	$(9,859,385)
Capital loss carryforwards	(37,872,706)
Other temporary differences	(317,911)
Total distributable earnings (loss)	$(48,050,002)
As of October 31, 2024, the fund had capital loss carryforwards available to offset future realized gains.  These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.  Such losses are characterized as follows:
Short-Term	$(946,715)
Long-Term	(36,925,991)
Total	$(37,872,706)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2024 was equivalent to an annual effective rate of 0.78% of the fund’s average daily net assets.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2024, fees paid to MFSC amounted to $31,471.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended October 31, 2024 was equivalent to an annual effective rate of 0.0179% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The

Notes to Financial Statements  - continued
fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,103 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2024. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended October 31, 2024, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$22,748,613	$18,145,270
Non-U.S. Government securities	263,627,881	287,755,464
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest.
The fund repurchased 1,471,211 shares of beneficial interest during the year ended October 31, 2024 at an average price per share of $4.57 and a weighted average discount of 8.74% per share. The fund repurchased 2,775,379 shares of beneficial interest during the year ended October 31, 2023 at an average price per share of $4.45 and a weighted average discount of 8.73% per share. Transactions in fund shares were as follows:
	Year ended 10/31/24		Year ended 10/31/23
	Shares	Amount	Shares	Amount
Capital shares repurchased	(1,471,211)	$(6,722,168)	(2,775,379)	$(12,353,266)
(6) Loan Agreement
The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At October 31, 2024, the fund had outstanding borrowings under this agreement in the amount of $95,000,000, which are secured by a lien on the fund’s assets. Costs directly related to the closing of the credit agreement are considered debt issuance costs, which are being amortized into interest expense over twelve months from the closing date. The loan’s carrying value in

Notes to Financial Statements  - continued
the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement has no explicit maturity date but may be terminated with appropriate notice by either party. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to the one-month term SOFR (Secured Overnight Financing Rate) plus 0.10% plus an agreed upon spread, or at the option of the borrower, an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $6,066,110 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund paid a commitment fee of $6,320 during the period, which is included in “Interest expense and fees” in the Statement of Operations. For the year ended October 31, 2024, the average loan balance was $95,000,000 at a weighted average annual interest rate of 6.39%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended October 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,745,282	$149,559,462	$148,084,569	$(2,006)	$73	$7,218,242

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$332,096	$—

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of MFS Multimarket Income Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the “Fund”), including the portfolio of investments, as of October 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 13, 2024

Results of Shareholder Meeting (unaudited)
At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 3, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Shares
Nominee	For	Against/Withheld
John A. Caroselli	35,997,255.080	1,611,915.394
James W. Kilman, Jr.	36,618,229.080	990,941.394
Clarence Otis, Jr.	36,001,391.215	1,607,779.259

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 58)	Trustee	January 2021	2026	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 70)	Trustee and Chair of Trustees	January 2009	2026	135	Private investor	N/A
Steven E. Buller (age 73)	Trustee	February 2014	2026	135	Private investor	N/A
John A. Caroselli (age 70)	Trustee	March 2017	2027	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 69)	Trustee	January 2009	2025	135	Private investor	N/A
Peter D. Jones (age 69)	Trustee	January 2019	2026	135	Private investor	N/A
James W. Kilman, Jr. (age 63)	Trustee	January 2019	2027	135	Burford Capital Limited (finance and investment management), Senior Advisor (since 2021), Chief Financial Officer (2019 - 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 68)	Trustee	March 2017	2027	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 68)	Trustee	May 2014	2025	135	Private investor	N/A
Laurie J. Thomsen (age 67)	Trustee	March 2005	2025	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
OFFICERS
William T. Allen (k) (age 57)	Deputy Assistant Treasurer	April 2024	N/A	135	Massachusetts Financial Services Company, Vice President
Brian Balasco (k) (age 46)	Assistant Treasurer	April 2024	N/A	135	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne (k) (age 48)	Assistant Treasurer	April 2024	N/A	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 57)	Deputy Treasurer	April 2017	N/A	135	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 56)	President	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 57)	Secretary and Clerk	April 2017	N/A	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 51)	Assistant Secretary and Assistant Clerk	June 2006	N/A	135	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 48)	Chief Compliance Officer	March 2022	N/A	135	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian (k) (age 45)	Assistant Secretary and Assistant Clerk	September 2018	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Treasurer	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 50)	Assistant Secretary and Assistant Clerk	October 2014	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2022	N/A	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer of the Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector Neeraj Arora Ward Brown David Cole Pilar Gomez-Bravo Andy Li John Mitchell Michael Skatrud	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

MFS Multimarket Income Trust
Board Review of Investment Advisory Agreement
MFS Multimarket Income Trust
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2023 and theinvestment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and

Board Review of Investment Advisory Agreement - continued
portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 11th out of a total of 32 funds in the Broadridge performance universe for this five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer).  The total return performance of the Fund’s common shares ranked 20th out of a total of 37 funds for the one-year period and 26th out of a total of 36 funds for the three-year period ended December 31, 2023.  Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS.  The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2023 (one-year: 14.2% total return for the Fund versus 11.1% total return for the benchmark; three-year: 0.7% total return for the Fund versus -0.8% total return for the benchmark; five-year: 5.7% total return for the Fund versus 3.4% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of

Board Review of Investment Advisory Agreement - continued
the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.
The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth.  As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations.  The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov.  A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Reports and Other Documents” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history)  is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2024 income tax forms in January 2025. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
New York Stock Exchange Symbol: MMT

Item 1(b):

A copy of the notice transmitted to the Registrant’s shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code. David L. DiLorenzo (Principal Executive Officer) and James O. Yost (Principal Financial Officer) were the two persons covered by the Code prior to April 1, 2024. Beginning April 1, 2024, David L. DiLorenzo (Principal Executive Officer) and Kasey L. Phillips (Principal Financial Officer) are the two persons covered by the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr., members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2024 and 2023, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2024	2023
MFS Multimarket Income Trust	72,055	69,513

For the fiscal years ended October 31, 2024 and 2023, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2024	2023	2024	2023	2024	2023
To MFS Multimarket Income	14,482	13,965	267	259	0	0
Trust

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2024	2023	2024	2023	2024	2023
To MFS and MFS Related
Entities of MFS Multimarket	0	0	0	0	3,600	3,600
Income Trust*

Fees Billed by E&Y:			Aggregate Fees for Non-audit Services
			2024		2023
To MFS Multimarket Income Trust, MFS
and MFS Related Entities#			324,289		312,574

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non- audit services rendered to MFS and the MFS Related Entities.

1 The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre- approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

gistered public accounting firm as the Registrant’s principal auditors.

Item 4(j):

Not applicable.

Item 4(i):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Effective January 1, 2024, the members of the Audit Committee are Messrs. Steven E. Buller, John A. Caroselli, Peter D. Jones, and Clarence Otis, Jr.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11. STATEMENT REGARDING BASES FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as Ex-99.PROXYPOL.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the "Fund") is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead Portfolio Manager	2017	Investment Officer of MFS; employed in the investment area
			of MFS since 2011
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment area
			of MFS since 2011
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area
			of MFS since 2005
David Cole	Below Investment Grade Debt Instruments Portfolio	2006	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since 2004
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Co-Chief Investment Officer-Global Fixed Income of MFS;
			employed in the investment area of MFS since 2013
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment area
			of MFS since 2018
John Mitchell	Investment Grade Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment area
			of MFS since 2003
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio	2018	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since May 2013

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2023, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus. Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Ms. Pilar Gomez-Bravo, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed- length time periods include the portfolio manager's full tenure on each Fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2023, the following benchmarks were used to measure the following portfolio manager's performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Multimarket Income Trust	Robert Spector	Bloomberg Global Aggregate Credit Index
JPMorgan Emerging Markets Bond Index Global
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
Bloomberg U.S. Government/Mortgage Index
	Neeraj Arora	JPMorgan Emerging Markets Bond Index Global
	Ward Brown	JPMorgan Emerging Markets Bond Index Global
	David Cole	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
	Andy Li	Bloomberg Global Aggregate Credit Index
	John Mitchell	Bloomberg Global Aggregate Credit Index
	Michael Skatrud	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

With respect to Ms. Pilar Gomez-Bravo, her compensation reflects her broader role within MFS as Co-Chief Investment Officer-Global Fixed Income in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus is in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund's fiscal year ended October 31, 2024. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Robert Spector	N
Neeraj Arora	N
Ward Brown	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
John Mitchell	N
Michael Skatrud	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub- advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund's fiscal year ended October 31, 2024:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total	Number of Accounts	Total Assets	Number of	Total Assets
		Assets			Accounts
Robert Spector	7	$3.5 billion	13	$5.0 billion	41	$2.9 billion

Neeraj Arora	9	$17.4 billion	9	$4.0 billion	8	$3.1 billion

Ward Brown	5	$9.4 billion	8	$3.9 billion	7	$2.9 billion

David Cole	13	$12.4 billion	10	$6.4 billion	7	$1.4 billion

Pilar Gomez-Bravo	5	$3.3 billion	9	$3.0 billion	7	$1.8 billion

Andy Li	5	$3.3 billion	9	$3.0 billion	6	$1.8 billion

John Mitchell	8	$10.2 billion	10	$3.3 billion	8	$1.9 billion

Michael Skatrud	11	$12.4 billion	6	$1.2 billion	4	$1.1 billion

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Multimarket Income Trust

			(c) Total	(d) Maximum
			Number of	Number (or
	(a) Total number	(b)	Shares	Approximate
Period	of Shares	Average	Purchased as	Dollar Value) of
	Purchased	Price	Part of Publicly	Shares that May
		Paid per	Announced	Yet Be Purchased
		Share	Plans or	under the Plans
			Programs	or Programs

11/01/23-11/30/23	206,730	4.37	206,730	5,133,993
12/01/23-12/31/23	229,020	4.55	229,020	4,904,973
01/01/24-01/31/24	296,635	4.62	296,635	4,608,338
02/01/24-02/28/24	206,831	4.63	206,831	4,401,507
03/01/24-03/31/24	209,374	4.62	209,374	4,192,133
04/01/24-04/30/24	201,098	4.57	201,098	3,991,035
05/01/24-05/31/24	71,295	4.63	71,295	3,919,740
06/01/24-06/30/24	50,228	4.65	50.228	3,869,512
07/01/24-07/31/24	0	N/A	0	3,869,512
08/01/24- 8/31/24	0	N/A	0	3,869,512
09/01/24-09/30/24	0	N/A	0	3,869,512
10/01/24-10/31/24	0	N/A	0	5,530,171
Total	1,471,211	4.57	1,471,211

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2024 plan year is 5,530,171.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended October 31, 2024, there were no fees or income related to securities lending activities of the Registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant’s independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(e) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as

EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MULTIMARKET INCOME TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: December 13, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: December 13, 2024

By (Signature and Title)*

/S/ KASEY L. PHILLIPS

Kasey L. Phillips, Treasurer (Principal Financial Officer and Accounting Officer) Date: December 13, 2024

* Print name and title of each signing officer under his or her signature.